As filed with the Securities and Exchange Commission on December 27, 2019

Securities Act File No. 333-[            ]

Investment Company Act File No. 811-22843

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933

☐        Pre-Effective Amendment No.

☐        Post-Effective Amendment No.

and/or

☒ Registration Statement under the Investment Company Act of 1940

☒        Amendment No. 21

CENTER COAST BROOKFIELD MLP & ENERGY

INFRASTRUCTURE FUND

(Exact Name of Registrant as Specified in Charter)

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (855) 777-8001

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

(Name and Address of Agent for Service)

Copies to:

Thomas D. Peeney, Esq.	Michael R. Rosella, Esq.
Brookfield Public Securities Group LLC	Paul Hastings LLP
Brookfield Place, 250 Vesey Street	200 Park Avenue
New York, New York 10281-1023	New York, New York 10166

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box . . . . ☒

It is proposed that this filing will become effective (check appropriate box):

☒	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(3)	Amount of Registration Fee

Common Shares, $0.01 par value	[•]	[•]	[•]	[•]
Preferred Shares	[•]	[•]	[•]	[•]
Subscription Rights for Common Shares	[•]	[•]	[•]	[•]
Subscription Rights for Preferred Shares	[•]	[•]	[•]	[•]

Total			$ 300,000,000	$ 38,940.00

(1)

There is being registered hereunder an indeterminate principal amount of common or preferred shares, or subscription rights to purchase common shares, preferred shares or common and preferred shares as may be sold, from time to time. In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $300,000,000.

(2)

The proposed maximum offering price per share will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion Preliminary Prospectus dated December 27, 2019

PROSPECTUS

$300,000,000

Center Coast Brookfield MLP & Energy Infrastructure Fund

Common Shares

Preferred Shares

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Investment Objective. Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions paid out of the distributions received by the Fund from its portfolio investments, but characterized as return of capital for U.S. federal income tax purposes as a result of the tax characterization of the distributions received by the Fund from the MLPs in which the Fund invests. See “Distributions” in the accompanying Prospectus. There can be no assurance that the Fund will achieve its investment objective.

The Offering. The Fund may offer, from time to time, up to $300,000,000 aggregate initial offering price of common shares, par value $0.01 per share (“Common Shares”), and/or preferred shares and (“Preferred Shares”), and/or subscription rights to purchase Common Shares or Preferred Shares (“Rights,” and together with the “Common Shares,” and the “Preferred Shares,” “Securities”), in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in the Securities of the Fund. The Fund may offer Securities (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Securities will identify any agents or underwriters involved in the sale of the Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Investing in the Fund’s Securities involves certain risks. See “Risks” on page 55 of this Prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Principal Investment Policies. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined in this Prospectus) in securities of MLPs and energy infrastructure companies. The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies.

The Adviser intends to construct the Fund’s portfolio utilizing a three-pronged approach. The Adviser targets a “core” portfolio of MLPs and energy infrastructure companies that have (i) traditional fee-based businesses, (ii) high barriers to entry, (iii) low direct commodity price exposure and (iv) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities. In addition to this “core” portfolio, the Fund may invest a portion of its portfolio in shorter-term investments. These opportunistic transactions may be based on the Adviser’s view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuer-specific developments. Finally, the Fund intends to allocate up to 20% of its portfolio to private investment opportunities. At any given time the Fund anticipates making investments in a limited number of carefully selected private investments that the Fund may need to hold for several years. The Adviser believes it is uniquely positioned to analyze private investment opportunities sourced directly or co-investment opportunities made available to the Adviser by private equity firms or other sources. The breadth of Adviser personnel’s mergers and acquisitions background provides for a network of deep relationships with investment banking groups, management teams, private equity firms and significant shareholders seeking liquidity.

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares (which represent an ownership interest issued by an affiliated party of a MLP) and debt securities of MLPs.

The Fund considers a company to be an “infrastructure company” if (i) at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, distribution, management, ownership, operation or financing of infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation. Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage. The Fund considers an infrastructure company to be an “energy infrastructure company” if it (i) owns or operates, or is involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provides material products or services to companies operating in the energy sector.

The Fund invests primarily in equity securities, but may invest up to 10% of its Managed Assets in debt securities. The Fund may, but is not required to, use various derivatives transactions in order to earn income or enhance total return, facilitate portfolio management and mitigate risks.

Adviser. Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”), a Delaware limited liability company and a registered investment adviser under Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with assets under management of approximately $500 billion as of September 30, 2019. In addition to the Fund, the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Adviser also provides advisory services to several other registered investment companies, including other closed end funds. As of September 30, 2019, the Adviser and its affiliates had approximately $19 billion in assets under management. The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

Financial Leverage. The Fund currently intends to seek to enhance the level of its current distributions by utilizing financial leverage through borrowing, including loans from financial institutions, or the issuance of commercial paper or other forms of debt (“Borrowings”), through the issuance of Preferred Shares, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively, “Financial Leverage”). The Fund may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended. Under current market conditions, the Fund intends to utilize Financial Leverage through Borrowings from certain financial institutions and through the issuance of Preferred Shares in an amount ranging from 25% to 33% of the Fund’s Managed Assets, including the proceeds of such Financial Leverage. The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, International Ltd. (“BNPP”). As of September 30, 2019, the Fund had outstanding borrowings under the Credit Agreement of $82.5 million (representing approximately 18.7% of the Fund’s Managed Assets). Additionally, the Fund currently utilizes Financial Leverage through Preferred Shares. The Fund has outstanding 2,000 shares of Series A Mandatory Redeemable Preferred Shares (“Series A Shares”) having an aggregate liquidation preference of $50 million (representing approximately 11.3% of the Fund’s Managed Assets). The Series A Shares pay quarterly cash dividends at a rate of 4.29% per annum and have a term redemption date of September 26, 2026. As of September 30, 2019, the Fund had total Financial Leverage of $132.5 million representing 30.0% of the Fund’s Managed Assets. The costs associated with the issuance and use of Financial Leverage is borne by the holders of the Common Shares. Financial Leverage is a speculative technique and investors should note that there are special risks and costs associated with Financial Leverage. There can be no assurance that a Financial Leverage strategy will be successful during any period in which it is employed. See “Use of Financial Leverage” in this Prospectus.

Listing. The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “CEN.” The net asset value of the Common Shares at the close of business on [ ], 2019 was $[ ] per share, and the last reported sale price of the Common Shares on the NYSE on such date was $[ ], representing a [premium/discount] to net asset value of [ ]%. The Series A Shares are not listed on a stock exchange. In connection with any offering of Rights or an additional series of Preferred Shares, the Fund will provide information in the Prospectus Supplement for the expected trading market, if any, for Rights or the Preferred Shares. See “Market and Net Asset Value Information.”

Taxation. Because of the Fund’s concentration in MLP investments, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Instead, the Fund will be treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s income will be tax-deferred.

However, there can be no assurance in this regard. If the amount of taxable income allocable to limited partners or members by the MLPs in which the Fund invests (and in which the Fund is considered a partner) is larger than expected, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

You should read this Prospectus, which contains important information about the Fund, together with any Prospectus Supplement, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated [ ], 2020, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [107] of this Prospectus, or request other information about the Fund (including the Fund’s annual and semi-annual reports) or make shareholder inquiries by calling (855) 777-8001 or by writing to the Fund at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, or you may obtain a copy (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov). Free copies of the Fund’s reports will also be available from the Fund’s website at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at (855) 777-8001 or by sending an email request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call (855) 777-8001 or send an email request to the Fund at publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The Fund’s Securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

v

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

FORWARD-LOOKING STATEMENTS

This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing the Fund’s Securities. You should carefully read the more detailed information contained in this Prospectus and any related Prospectus Supplement, especially the information set forth under the headings “Investment Objective and Policies” and “Risks.” You may also wish to request a copy of the Fund’s Statement of Additional Information, dated [            ], 20[    ] (the “SAI”), which contains additional information about the Fund.

The Fund    Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company.

Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”) serves as the Fund’s investment adviser and administrator and is responsible for the management of the Fund.

The Offering    The Fund may offer, from time to time, up to $300,000,000 aggregate initial offering price of common shares, par value $0.01 per share (“Common Shares”), and/or preferred shares and (“Preferred Shares”), and/or subscription rights to purchase Common Shares or Preferred Shares (“Rights,” and together with the “Common Shares,” and the “Preferred Shares,” “Securities”), in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”).

You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in the Securities. The Fund may offer Securities (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time, or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering will identify any agents or underwriters involved in the sale of the Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement describing the method and terms of the offering of Common Shares. See “Plan of Distribution.”

Use of Proceeds    Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Securities in accordance with its investment objective and policies within three months after the completion of any such offering. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Securities primarily for these purposes.

Investment Objective The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions paid out of the distributions received by the Fund from its portfolio investments, but characterized as return of capital for U.S. federal income tax purposes as a result of the tax characterization of the distributions received by the Fund from the MLPs in which the Fund invests. See “Distributions.”

The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund. The Fund cannot assure investors that it will achieve its investment objective.

Investment Rationale Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

•	an efficient, single investment for accessing a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies;

•	the opportunity for attractive tax-deferred distributions and capital appreciation;

•	simplified tax reporting compared to direct investments in MLPs; and

•	the professional, active management of Brookfield.

The Adviser believes that MLPs present a compelling investment opportunity. MLPs combine the tax benefits associated with limited partnerships with the liquidity of publicly traded securities. The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for U.S. federal income tax purposes to the extent of the Fund’s basis in its MLP units. If the amount of taxable income allocable to limited partners or members by the MLPs in which the Fund invests is larger than expected, the Fund may have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

Similarly, as a result of the tax characterization of the distributions received by the Fund from the MLPs in which it invests, the Fund expects to distribute cash in excess of its earnings and profits to shareholders which may be treated as a tax-deferred return of capital to the extent of the shareholders’ bases in the Common Shares. As a result, shareholders may receive distributions that represent a tax-deferred return of capital although no assurance can be given in this regard. The portion of any distribution treated as return of capital for U.S. federal income tax purposes will not be subject to tax currently, but will result in a reduction in basis in their Common Shares. Such a reduction in basis will result in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells Common Shares, even if such Common Shares have not increased in value or have, in fact, lost value. Distributions made in excess of a shareholders’ basis in the Common Shares will be treated as capital gain assuming the Common Shares are held as a capital asset. Such capital gain may be long term or short term depending on each shareholder’s holding period in such Common Shares. See “Distributions.”

The Adviser believes that energy infrastructure securities offer opportunistic investment possibilities. The Adviser intends to utilize its proprietary security selection process to identify energy infrastructure companies offering solid business fundamentals across the energy infrastructure business segment.

Furthermore, the closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests.

Principal Investment Policies The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined in this Prospectus) in securities of MLPs and energy infrastructure companies.

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares (which represent an ownership interest issued by an affiliated party of a MLP) and debt securities of MLPs.

The Fund considers a company to be an “infrastructure company” if (i) at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, distribution, management, ownership, operation or financing of infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation. Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage. The Fund considers an infrastructure company to be an “energy infrastructure company” if it (i) owns or operates, or is involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provides material products or services to companies operating in the energy sector.

The Fund currently expects that under normal market conditions a significant portion of its investments will be in “midstream” MLPs. Midstream MLPs are engaged in the treating, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids (including propane, ethane, butane and natural gasoline), crude oil, refined petroleum products (including gasoline, diesel fuel and jet fuel), other hydrocarbon by-products and other energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies. At any given time the Fund anticipates making investments in a limited number of carefully selected private company investments that the Fund may need to hold for several years. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Fund’s private company investments may include investments in entities formed to own and operate particular energy infrastructure assets. The Fund may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms. However, the Fund will not invest in private equity funds or other privately offered pooled investment funds. See “The Fund’s Investments—Unregistered and Restricted Securities.”

The Fund may invest up to 10% of its Managed Assets in securities of issuers located outside of North America.

The Fund invests primarily in equity securities, but may invest up to 10% of its Managed Assets in debt securities, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or comparably rated by another statistical rating organization) or, if unrated, determined by the Adviser to be of comparable credit quality. Below investment grade securities, which are commonly referred to as “high yield” securities or “junk bonds” are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Investments in debt securities of MLPs or energy infrastructure companies are included for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in securities of MLPs and energy infrastructure companies (the “80% Policy”).

Investment Process The Adviser combines energy sector operational expertise with financial market expertise to identify investments in securities of MLPs and energy infrastructure companies. The Adviser seeks to draw upon its unique experience to conduct thorough due diligence from an owner-operator perspective, utilizing its extensive network of relationships to identify both public and private MLP and energy infrastructure company investment opportunities. The Adviser’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. Next the Adviser evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Adviser also assesses management quality drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise and strength of their business plan and their ability to execute it. Included in the diligence process is also an assessment of trading dynamics, including liquidity, identity and concentration of large holders, equity overhang and float.

The Adviser intends to construct the Fund’s portfolio utilizing a three-pronged approach.

The Adviser targets a “core” portfolio in which it seeks to own the highest quality midstream MLPs. Core investments possess the most durable long term cash flows in order to seek to maximize risk-adjusted total returns to shareholders with an emphasis on cash distributions. Generally, the Fund anticipates making core investments in MLPs and energy infrastructure companies that have (i) traditional fee-based businesses, (ii) high barriers to entry, (iii) low direct commodity price exposure and (iv) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

In addition to this “core” portfolio, the Fund may invest a portion of its portfolio in shorter-term investments. These opportunistic transactions may be based on the Adviser’s view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuer-specific developments.

Finally, the Fund intends to allocate up to 20% of its portfolio to private investment opportunities. At any given time the Fund anticipates making investments in a limited number of carefully selected private investments that the Fund may need to hold for several years. The Adviser believes it is uniquely positioned to analyze private investment opportunities sourced directly or co-investment opportunities made available to the Adviser by private equity firms or other sources. The breadth of Adviser personnel’s mergers and acquisitions background provides for a network of deep relationships with investment banking groups, management teams, private equity firms and significant shareholders seeking liquidity. The Fund’s private investments may include investments in entities formed to own and operate particular energy infrastructure assets, but will not include interests in private investment funds. Many of the private investment opportunities are centered around assets or companies which may not have a great deal of publicly available information. The experience of the Adviser’s senior professionals in owning and operating midstream and energy infrastructure assets gives it the unique ability to assess the operating environment of private investment opportunities including, but not limited to, competitive environment, contract structure and operating risk.

The Fund’s Investments Master Limited Partnerships or MLPs. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or carbon dioxide.

MLPs typically have two classes of interests—general partner interests and limited partner interests. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP. Limited partners own the remainder of the MLP and have a limited role in the MLP’s operations and management.

MLPs currently operate primarily within the energy sector. The Fund currently expects that under normal market conditions a significant portion of its investments will be in “midstream” MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, many pipeline MLPs may have less direct commodity price exposure relative to energy companies that own the relevant commodities because they do not own the product being shipped, but pipeline MLPs may nonetheless be indirectly impacted by fluctuations in commodity prices. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids. Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

Other MLPs in which the Fund may invest may be classified as upstream MLPs, downstream MLPs, services MLPs, propane MLPs, coal MLPs, marine transportation MLPs or natural resources MLPs.

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Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil from geological reservoirs. An upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and crude oil produced and the demand for and price of such commodities.

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Downstream MLPs are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity.

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Services MLPs are engaged in the provision of services to energy-related businesses, such as oilfield services companies, which provide services to the petroleum exploration and production industry but do not produce or distribute petroleum themselves, gas compression companies and producers and providers of sand used in hydraulic fracturing.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers.

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Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical coal. The primary use of steam coal is for electrical generation, as a fuel for steam-powered generators by electrical utilities. The primary use of metallurgical coal is in the production of steel.

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Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats.

•	Natural resources MLPs include MLPs principally engaged in owning or developing non-energy natural resources, including timber and minerals.

Energy Infrastructure Companies. The Fund considers a company to be an “infrastructure company” if (i) at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, distribution, management, ownership, operation or financing of infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation. Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage. The Fund considers an infrastructure company to be an “energy infrastructure company” if it (i) owns or operates, or is involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provides material products or services to companies operating in the energy sector.

Energy infrastructure companies in which the Fund will invest may include companies involved in (i) exploration, development, production, gathering, treating, transportation, processing, fractionation, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, plastics and other hydrocarbon products, coal or other natural resources used to produce energy sources; (ii) provision of services and logistics with respect to the foregoing activities; and/or (iii) generation, transmission, sale or distribution of electric energy.

Short Sales. The Fund may engage in short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its Managed Assets. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund may engage in short sales in connection with paired long-short trades to arbitrage pricing disparities in securities issued by MLPs and energy infrastructure companies or between MLPs and energy infrastructure companies and their affiliates.

Financial Leverage The Fund currently intends to seek to enhance the level of its current distributions by utilizing financial leverage through borrowing, including loans from financial institutions, or the issuance of commercial paper or other forms of debt (“Borrowings”), through the issuance of senior securities such as preferred shares (“Preferred Shares”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”). The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Borrowings in an aggregate amount up to 331/3% of the Fund’s total assets immediately after such Borrowing and may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. Under current market conditions, the Fund intends to utilize Financial Leverage through Borrowings from certain financial institutions and through the issuance of Preferred Shares in an amount ranging from 25% to 33% of the Fund’s Managed Assets, including the proceeds of such Financial Leverage. The Fund may also utilize Borrowings in excess of such limits for temporary purposes such as the settlement of transactions.

The Fund has established a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, International Ltd. (“BNPP”) for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times. As of September 30, 2019, the Fund had outstanding borrowings under the Credit Agreement of $[82.5] million (representing approximately [18.7]% of the Fund’s Managed Assets).

Additionally, the Fund currently utilizes Financial Leverage through Preferred Shares. The Fund has outstanding 2,000 shares of Series A Mandatory Redeemable Preferred Shares (“Series A Shares”) having an aggregate liquidation preference of $50 million (representing approximately [11.3]% of the Fund’s Managed Assets). The Series A Shares pay quarterly cash dividends at a rate of 4.29% per annum and have a term redemption date of September 26, 2026. As of September 30, 2019, the Fund had total Financial Leverage of $[132.5] million representing [30.0]% of the Fund’s Managed Assets.

So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. Any use of Financial Leverage must be approved by the Fund’s board of trustees (the “Board of Trustees”). There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed

Assets, which may create a conflict of interest between the Adviser and Common Shareholders. Because the Financial Leverage costs are borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost associated with Financial Leverage. Borrowings (and any Preferred Shares) have seniority over Common Shares. See “Use of Financial Leverage” and “Risks—Financial Leverage Risk.”

In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. The Fund would use interest rate swaps or caps to seek to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage. See “Use of Financial Leverage—Interest Rate Transactions.”

Other Investment Practices Derivatives Transactions. The Fund may, but is not required to, use various derivatives transactions in order to earn income or enhance total return, facilitate portfolio management and mitigate risks. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and debt indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies—Derivative Instruments” in the Fund’s SAI.

Other Investment Funds. The Fund may invest up to 20% of its Managed Assets in securities of other investment funds, including registered closed-end or open-end investment companies, including exchange-traded funds. The Adviser generally expects that it may invest in other investment funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from an offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. To the extent that the Fund invests in other investment companies that invest primarily in MLPs or energy infrastructure companies, the value of such investments will be counted for purposes of the Fund’s 80% Policy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. See “Investment Objective and Policies—Certain Other Investment Practices—When Issued, Delayed Delivery Securities and Forward Commitments.”

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. See “Investment Objective and Policies—Certain Other Investment Practices—Repurchase Agreements.”

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements will be treated as subject to investment restrictions regarding “borrowings.” See “Investment Objective and Policies—Certain Other Investment Practices—Reverse Repurchase Agreements.”

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s Managed Assets. See “Investment Objective and Policies—Certain Other Investment Practices—Loans of Portfolio Securities” in this Prospectus and “Investment Objective and Policies—Loans of Portfolio Securities” in the Fund’s SAI.

Temporary Defensive Investments. At any time when a temporary defensive posture is believed by the Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels. See “Investment Objective and Policies—Temporary Defensive Investments.”

Management of the Fund Brookfield Public Securities Group LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with assets under management of approximately $500 billion as of September 30, 2019. In addition to the Fund, the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Adviser also provides advisory services to several other registered investment companies, including other closed-end funds. As of September 30, 2019, the Adviser and its affiliates had approximately $19 billion in assets under management. The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

The Adviser generally manages its investments according to a process focused on quality and durability of cash flows. The Adviser combines the expertise of midstream and energy infrastructure operators and financial and investment professionals. The Adviser’s senior professionals include a former MLP chief executive officer and experienced investment professionals with an established track record of managing MLP investments as well as operating midstream and other energy infrastructure assets. The Adviser seeks to draw upon this unique experience to achieve a robust diligence process, structured investment process and access to a unique network of relationships to identify both public and private MLP and infrastructure investment opportunities.

Pursuant to the Advisory Agreement, the Adviser is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Board of Trustees. As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.

The Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Adviser provides to the Fund pursuant to the Advisory Agreement. As compensation for its administrative services and the related expenses the Adviser bears pursuant to an administration agreement (the “Administration Agreement”), the Adviser is contractually entitled to an administrative fee (an “administrative fee”), computed daily and payable monthly, at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser currently utilizes and pays the fees of a third party sub-administrator out of its administrative fee.

Taxation The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations. Because of the Fund’s concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.

The types of MLPs in which the Fund intends to invest historically have made cash distributions to their limited partners in excess of the amount of their taxable income allocable to their limited partners. This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. The portion, if any, of the cash distributions received by the Fund with respect to its investment in the equity securities of an MLP that exceeds the Fund’s allocable share of the MLP’s net taxable income will not be treated as taxable income to the Fund, but rather will be treated as a return of capital to the extent of the Fund’s basis in such MLP equity securities.

The Fund expects to pay cash distributions to its shareholders out of the distributions the Fund receives from the MLPs in which it invests. However, as a result of the tax characterization of those distributions received by the Fund, it expects to pay distributions in excess of the Fund’s net taxable income. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Subject to certain holding period and other requirements, any such dividend will be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-deferred return of capital to the extent of the shareholder’s tax basis in the Common Shares (thus reducing a shareholder’s adjusted tax basis in the Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. The Fund expects that a significant portion of its distributions on its Common Shares will constitute a tax-deferred return of capital. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Common Shares sold. See “Distributions” and “Taxation.”

Distributions The Fund intends to make regular monthly cash distributions to its shareholders.

The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund), a portion of the Fund’s income will be characterized as tax-deferred return of capital. However, there can be no assurance in this regard. If the amount of taxable income allocable to limited partners or members by the MLPs in which the Fund invests is larger than expected, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

In general, a portion of the Fund’s distribution will constitute a tax-deferred return of capital to a shareholder, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a tax-deferred return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in Common Shares. Such a reduction in basis will result in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells Common Shares, even if such Common Shares have not increased in value or have, in fact, lost value. Distributions in excess of the Fund’s current and accumulated earnings and profits that are in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. Such capital gain may be long term or short term depending on each shareholder’s holding period in such Common Shares.

The Fund generally expects to pay distributions out of the distributions received by the Fund from the MLPs in which it invests, although the Fund expects a portion of such distributions paid by the Fund to be characterized as a return of capital for U.S. federal income tax purposes as a result of the tax characterization as a return of capital of a portion of the distributions from such MLPs. This differs from a distribution in excess of the Fund’s cash flows received that constitutes a return of shareholders’ invested capital. To the extent that the Fund makes a distribution that results in a return of shareholders’ invested capital, the Fund will have less capital with which to make investments. The Fund anticipates that a portion of the Fund’s distributions will be characterized as return of capital. Therefore, shareholders should not assume that the source of a distribution is from earnings and profits. Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made.

The Fund’s distribution rate will vary based upon the distributions received from underlying investments. To permit it to maintain a more stable monthly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions and, until distributed, would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. See “Distributions.”

Dividend Reinvestment Plan If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial Adviser for more information. See “Dividend Reinvestment Plan.”

Listing and Symbol The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “CEN.” The net asset value of the Common Shares at the close of business on [             ], 20[     ] was $[         ] per share, and the last reported sale price of the Common Shares on the NYSE on such date was $[         ], representing a [premium/discount] to net asset value of [ ]%. In connection with any offering of Preferred Shares, or Rights, the Fund will provide information in the Prospectus Supplement for the expected trading market, if any, for Preferred Shares or Rights.

Special Risk Considerations Not a Complete Investment Program. An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Risks of Investing in MLP Units. The Fund’s investments in MLP units expose the Fund to risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments, as such an incentive structure may result in divergent and potentially conflicting interests between common unitholders and the general partner, which may have more motivation to pursue projects with high risk and high potential reward.

Tax Risks. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax related risks.

MLP Tax Risk. The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLPs, which is something over which the Fund will have no control. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and generally causing such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

In addition, tax legislation (which is effective for taxable years beginning after December 31, 2017) generally requires that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Accordingly, even if an MLP in which we invest were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties (even if the Fund was not a direct or indirect partner of such MLP during the period corresponding to the audit adjustment), which would reduce the value of the Common Shares.

Deferred Tax Risks of MLP Investments. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected by a reduction in the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of its allocable share of an MLP’s income that is not offset by its allocable share of tax deductions. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability. If the percentage of the distributions received by the Fund that is offset by tax deductions declines, the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. In addition, if the Fund’s portfolio turnover increases, the Fund may realize more gains on the disposition of portfolio investments, increasing the Fund’s earnings and profits and decreasing the portion of the Fund’s distributions characterized as tax-deferred return of capital. This generally would result in lower after-tax distributions to shareholders.

Unlike MLPs, which are generally treated as partnerships for U.S. federal income tax purposes, non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments.

For example, a significant portion of the distributions received by the Fund from the MLPs in which it invests have historically consisted of return of capital for U.S. federal income tax purposes. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income, which may result in the Fund having a larger corporate income tax expense, which may result in less cash available to distribute to Common Shareholders.

In addition, as a result of the character of the distributions received by the Fund from the MLPs in which it invests, historically a significant portion of the distributions made by the Fund to the holders of its Common Shares have consisted of return of capital for U.S. federal income tax purposes. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a lesser percentage of future distributions by the Fund to holders of its Common Shares may be treated as a return of capital for U.S. federal income tax purposes and a greater percentage of future distributions may be treated as dividend payments taxable as ordinary income or qualified dividend income to Fund shareholders.

Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.

The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs and energy infrastructure companies in which the Fund invests. See “Risks—Tax Risks—Tax Law Change Risk.”

Tax Reporting Risk. Shareholders will receive a single Form 1099, while the Fund will receive Schedule K-1s from each MLP in which it is invested. However, the MLPs in which the Fund invests generally will not deliver their Schedule K-1s to the Fund until after the Fund must deliver Form 1099s to its shareholders. If the Schedule K-1s received by the Fund show that the Fund’s estimates regarding its income attributable to such MLPs were incorrect, the Fund may have to send corrected Form 1099s to its shareholders, which may result in a shareholder being required to request an extension to file its tax return or to amend a previously filed tax return.

Affiliated Party Risk. Certain MLPs and energy infrastructure companies in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such entities and ability of such entities to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk. A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks and other equity securities of energy infrastructure companies. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Fund may invest in equity securities issued by affiliates of MLP, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the Adviser to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common unit, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.

The Fund may invest in equity securities of other energy infrastructure companies. Non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments. The prices of equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities in which the Fund invests. Equity securities are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky and may experience significantly greater price volatility than preferred stock or debt instruments of such issuers.

Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may focus its investments in a limited number of companies. As a consequence of this focus, the aggregate returns the Fund realizes may be adversely affected if a small number of investments perform poorly. To the extent that the Fund takes large positions in the securities of a small number of portfolio companies, the Fund’s returns may fluctuate as a result of any single economic, political or regulatory occurrence affecting, or in the market’s assessment of, such portfolio companies to a greater extent than those of a diversified investment company. These factors could negatively impact the Fund’s ability to achieve its investment objective.

Concentration Risk. Because the Fund is concentrated in MLP and infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. A downturn in such sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks. The MLPs and energy infrastructure companies in which the Fund invests operate in the energy sector of the economy. As a result, the Fund will be more susceptible to adverse economic, political, legislative or regulatory occurrences affecting the energy sector. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that is broadly diversified across many sectors of the economy. Recently, the performance of securities of companies in the energy sector has lagged the performance of other sectors and the broader market as a whole. Risks associated with investments in MLPs and energy infrastructure companies include the following:

Commodity Price Risk. MLPs and energy infrastructure companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short-and long-term. Fluctuations in energy commodity prices would directly impact MLPs and energy infrastructure companies that own such commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods, among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and energy infrastructure companies. Recently, oil prices have declined significantly and experienced significant volatility. This may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, would could adversely impact the net asset value of the Common Shares and the ability of the Fund to continue to pay dividends at current levels. See “—Recent Developments Regarding the Energy Sector.”

Supply and Demand Risk. MLPs and energy infrastructure companies may be impacted by the levels of supply and demand for energy commodities. MLPs and energy infrastructure companies could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, catastrophic events, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, import volumes, international politics, policies of OPEC, and increased competition from alternative energy sources, among others. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries), increased taxation, increased environmental or other governmental regulation, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, and increased commodity prices, among others. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. See “—Recent Developments Regarding the Energy Sector.”

Depletion Risk. MLPs and energy infrastructure companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Lack of Diversification of Customers and Suppliers. Certain MLPs and energy infrastructure companies depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and energy infrastructure companies depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such companies’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Regulatory Risk. The energy sector is highly regulated. MLPs and energy infrastructure companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may become subject to additional regulation or be declared hazardous, sometimes retroactively, by a regulatory agency. Such actions could increase production costs and reduce supply, which may have an adverse impact on MLPs and energy infrastructure companies that utilize such by-product on process and on MLPs and energy infrastructure companies that rely on a supply of the impacted energy commodity. Examples of governmental regulations which impact MLPs and energy infrastructure companies include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations and permits issued under them is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties including civil fines, injunctions or both. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations by MLPs operating in various sectors.

Environmental Risk. There is an inherent risk that MLPs and energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and energy infrastructure companies, and the cost of any remediation that may become necessary. MLPs or energy infrastructure companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the Federal Clean Air Act (“Clean Air Act”) and comparable state laws and regulations that impose obligations related to air emissions, (ii) the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. There is an inherent risk that MLPs and energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and energy infrastructure companies. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs and energy infrastructure companies may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. Such measures, including carbon taxes or future emission restrictions or regulations, could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. The potential for the imposition of such measures may negatively impact energy infrastructure entities generally. In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Acquisition Risk. MLPs and energy infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and energy infrastructure companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs and other Fund investments are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations, and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and energy infrastructure companies to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and energy infrastructure companies in which the Fund invests. Rising interest rates may also impact the price of the securities of MLPs and energy infrastructure companies as the yields on alternative investments increase.

Weather Risks. Weather plays a role in the seasonality of some MLPs’ and energy infrastructure companies’ cash flows. MLPs and energy infrastructure companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs and energy infrastructure companies experience decreased demand for their product. Although most MLPs and energy infrastructure companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect MLPs and energy infrastructure companies from the unpredictability of the weather. Further, climate change may result in increases in the frequency and severity of adverse weather events. The damage done by extreme weather also may serve to increase many MLPs’ and energy infrastructure companies’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Catastrophic Event Risk. MLPs and energy infrastructure companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum, petrochemicals and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Risks Relating to Expansions and Acquisitions. MLPs and energy infrastructure companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, adding additional services or securing additional long-term contracts. Thus, some MLPs and energy infrastructure companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and energy infrastructure companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Fund from MLPs and energy infrastructure companies that grow through acquisitions.

Technology Risk. Some MLPs and energy infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by MLPs and energy infrastructure companies may not result in viable methods or products. Energy Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some MLPs and energy infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such MLPs and energy infrastructure companies may be considerably more volatile than that in more established segments of the economy.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP’s or energy infrastructure company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy infrastructure entity could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy infrastructure entity. Oil and gas energy infrastructure companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and energy infrastructure companies in which the Fund invests and/or the energy sector generally.

Recent Developments Regarding the Energy Sector. Prices of oil and other energy commodities have declined significantly and experienced significant volatility during recent years and oil prices have recently approached ten year lows. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. As a result, many companies in which the Fund may invest have been and may continue to be adversely impacted by declines in, and volatility of, prices of energy commodities. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities may increase supply, exacerbating oversupply of such commodities and further reducing commodity prices. Continued low prices for energy commodities, or continued volatility of such prices, could further erode such companies’ growth prospects and negatively impact such companies’ ability to sustain attractive distribution levels, would could adversely impact the net asset value of the Common Shares and the ability of the Fund to continue to pay distributions on the Common Shares at current levels. Because the Fund is focused in MLP and energy infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with energy commodity prices than an investment company that does not concentrate in such sector.

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and energy infrastructure companies. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity’s operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. Recently, a number of MLPs have reduced, suspended or eliminated their distributions. Such distribution reductions could adversely impact the ability of the Fund to continue to pay distributions on the Common Shares at current levels.

Adverse developments in the energy sector may result in MLPs seeking to restructure debt or file for bankruptcy. Limited partners in such MLPs, such as the Fund, may owe taxes on debt that is forgiven in a bankruptcy or an out-of-court restructuring, as cancellation of debt income, which creates a tax liability for investors without an associated cash distribution. While an MLP facing a debt restructuring may seek to implement structures that would limit the tax liability associated with the debt restructuring, there can be no assurance that such structures could be successfully implemented or would not have other adverse impacts on the Fund as an investor in the MLP.

Industry Specific Risks. MLPs and other issuers are also subject to risks that are specific to the industry in which they operate.

Midstream. Midstream MLPs and energy infrastructure companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Downstream. Downstream companies are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.

Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. For example, hydraulic fracturing, a technique used in the completion of some oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, regulations. In addition the oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of accidents or catastrophic events and the reactions thereto, among others.

Fracturing Services. Changes in laws or government regulations regarding hydraulic fracturing could increase a company’s costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Congress has in recent legislative sessions considered legislation to amend the Safe Water Drinking Act, including legislation that would repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process, were proposed in recent sessions of Congress. In addition, the EPA has asserted federal regulatory authority over certain hydraulic fracturing activities. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company’s business. See “Risks—Industry Specific Risks—Fracturing Services Risk.”

Propane. Propane MLPs and energy infrastructure companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLPs and energy infrastructure companies with coal assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors, including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. MLPs and energy infrastructure companies with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Transportation. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile due to the many conditions and factors that may affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Natural Resources. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and energy infrastructure companies in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Services. In addition to other risks associated with energy companies described herein, MLPs and energy infrastructure companies engaged in the provision of services to energy-related businesses may be subject to more volatile income streams relative to other types of MLPs and energy infrastructure companies. Service companies may not have long term service contracts with their customers.

Small Capitalization Risk. The Fund may invest in securities of MLPs and energy infrastructure companies that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and energy infrastructure companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization MLPs and energy infrastructure companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Liquidity Risk. The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies. To the extent the Fund makes investments in private securities, such investments are expected to be illiquid and subject to significant liquidity risk. In addition, the Fund may invest without limitation in publicly traded securities with limited trading volumes or that trade less frequently, including MLP common units, and equity securities of MLP affiliates, including I-Shares, and securities of energy infrastructure companies. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.

Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Risks Associated with Private Company Investments. The Fund intends to invest in a limited number of private investments, and at times may devote its assets allocable to private investments to a single investment opportunity. Such a focus of the Fund’s private investments in a single or small number of investment opportunities will cause the Fund to be more susceptible to risks associated with each such investment. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests.

There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board of Trustees, that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Private Debt Securities Risk. Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. Private companies in which the Fund will invest may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests. Privately issued debt securities are often of below investment grade quality and frequently are unrated. “See Risks—Debt Securities Risks.”

Reliance on the Adviser Risk. The Fund may enter into private investments identified by the Adviser, in which case the Fund will be more reliant upon the ability of the Adviser to identify, research, analyze, negotiate and monitor such investments than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Adviser’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors, such as private equity firms. While the Adviser will conduct independent due diligence before entering into any such investment, the Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Risks Associated with Direct Investment in Energy Infrastructure Assets. The Fund may invest in entities formed to own and operate particular energy infrastructure assets. Such investments will be dependent upon the success of third-party operators retained by the investors, including the Fund, to manage such assets. Such investments may subject the Fund to increased operational risks associated with the operation of infrastructure assets. Investments in infrastructure assets may be subject to greater risks associated with their illiquidity and valuation.

Greenfield Projects Risks. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund may invest in the equity of greenfield projects or the secured debt of greenfield projects. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or if the necessary permits are not secured prior to beginning construction.

Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Unseasoned Companies Risk. The Fund may invest in companies that (together with their predecessors) have limited operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

Risks Associated with a Private Investment in Public Equity Transactions. Investors in private investment in public equity (“PIPE”) transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and energy infrastructure companies. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity’s operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or energy infrastructure company has available for distribution in a given period. Reductions in distributions paid by energy infrastructure entities held by the Fund may reduce the value of such holdings, and as a result, the value of the Fund’s Common Shares. In addition, any such reductions in distributions paid by energy infrastructure entities may adversely impact the Fund’s ability to maintain its distribution rate.

Valuation Risk. Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs (including private MLPs) and other private issuers. The value of such investments will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such investments may require more reliance on the judgment of the Adviser than for valuation of securities for which an active trading market exists. In calculating the Fund’s net asset value, the Fund will account for deferred tax assets or liabilities, which reflect taxes on unrealized gains or losses, which are attributable to the temporary differences between fair market value and tax basis of the Fund’s assets, the net tax effects of temporary differences between the carrying amounts of the Fund’s assets and liabilities for financial reporting purposes relative to the amounts used for income tax purposes and the net tax benefit of accumulated net operating losses and capital losses. A deferred tax liability is recognized for temporary differences that will result in taxable amounts in future years. A deferred tax asset is recognized for temporary differences that will result in deductible amounts in future years and for carryforwards. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset, the Fund will periodically assess whether a valuation allowance is required, considering all positive and negative evidence related to the realization of the deferred tax asset. The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Debt Securities Risks.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk. Interest rate risk is the risk that debt securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Prevailing interest rates may be adversely impacted by market and economic factors. If interest rates rise the markets may experience increased volatility, which may adversely affect the value and/or liquidity of certain of the Fund’s investments. Increases in interest rates may adversely affect the Fund’s ability to achieve its investment objective.

During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

In typical interest rate environments, prices of debt securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of debt securities with shorter-term maturities. Because the Fund may invest a portion of its assets in debt securities without regard to their maturities, to the extent the Fund invests in debt securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term debt securities.

Market interest rates for investment grade debt securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and may increase the degree to which asset values may decline in such events.

Lower Grade Securities Risk. The Fund may invest in debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P or comparably rated by another statistical rating organization) or, if unrated, determined by the Adviser to be of comparable credit quality. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. The ratings of Moody’s, S&P and other statistical rating organizations generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities.

Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Preferred Securities Risks. There are special risks associated with investing in preferred securities. Preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. Preferred securities are subordinated to bonds and other debt securities in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt securities. Preferred securities may be less liquid than many other securities, such as common stocks. See “Preferred Securities Risks.”

Convertible Instruments Risk. The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt securities have characteristics of both debt and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with debt securities. See “Convertible Securities Risk.”

Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund’s investments in foreign securities may include ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries (such as those in the United Kingdom) to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the EU and, in March 2017, the United Kingdom commenced the formal process of withdrawing from the EU. The withdrawal agreement between the United Kingdom and the EU, endorsed by the European Council on November 25, 2018, sets out the basis on which the United Kingdom will withdraw from the EU and includes certain transitional provisions that have the effect of preserving the application of EU law in the United Kingdom until December 31, 2020 (or such other later date as may be agreed). The withdrawal agreement, and the associated transitional provisions, will become effective only once approved by the United Kingdom’s Parliament, which approval has not yet happened and may not happen, meaning that the United Kingdom may leave the EU without any transitional period (a so-called “hard Brexit”). On April 11, 2019, the United Kingdom came to an agreement with the EU to delay the deadline for withdrawal. Unless the United Kingdom’s Parliament approves the withdrawal agreement by October 31, 2019, there may be a hard Brexit on that date absent any further agreements to delay the withdrawal. Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. As and to the extent the United Kingdom moves forward with its withdrawal from the EU and makes various decisions regarding its post EU-status, markets may be further disrupted at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.

If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency, possibly resulting in the value of those investments declining significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Derivatives Risks. The Fund may, but is not required to, utilize derivatives transactions, including transactions involving futures contracts, forwards, options and over-the-counter derivatives contracts, for purposes such as to seek to earn income or enhance total return, facilitate portfolio management and mitigate risks. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Participation in derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested. If the Adviser’s predictions with respect to market conditions, liquidity, market values, interest rates and other applicable factors are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used derivatives strategies. See “Risks—Derivatives Risks.”

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Risks—Counterparty Risk.”

Other Investment Funds Risk. The Fund may invest in securities of other open-or closed-end investment companies, including exchange-traded funds. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment advisory fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus. To the extent the Fund invests in exchange-traded funds or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.

ETNs Risk. Exchange-traded notes (“ETNs”) are subject to the risk that the sponsoring institutions will be unable to pay their obligations as well as the risks associated with investing in the securities that comprise the relevant index. See “Risks—ETN Risk.”

Financial Leverage Risk. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Adviser and Common Shareholders. Because the Financial Leverage costs is borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost associated with Financial Leverage. Borrowings (and any Preferred Shares) have seniority over Common Shares. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.

Competition Risk. Recently alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective.

Affiliated Transaction Restrictions. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Potential Conflicts of Interest of the Adviser. The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates or other accounts achieve profits on their trading for proprietary or other accounts. The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Certain Business Relationships. Dan C. Tutcher, a Portfolio Manager of the Fund, presently serves on the board of Enbridge, Inc. (NYSE: ENB). As of the date of this Prospectus, Enbridge Inc. is the parent company of Spectra Energy Corp (NYSE: SE) and DCP Midstream Partners (NYSE: DCP) (collectively, the “Enbridge Companies”). As a board member, Mr. Tutcher attends quarterly board meetings for Enbridge, Inc. The Fund may from time to time invest in Enbridge Companies. In connection with any such investments, the Adviser has adopted policies and procedures that are designed to address potential conflicts of interest that may arise in connection with Mr. Tutcher’s service as a director of Enbridge Inc. Specifically, these policies and procedures, among other things; (i) establish information barriers designed to restrict Mr. Tutcher from sharing information regarding Enbridge Companies with other investment professionals of the Adviser, (ii) require Mr. Tutcher to recuse himself from any discussions by the Adviser’s Investment Committee involving Enbridge Companies and (iii) require that all trading decisions involving Enbridge Companies be made by other Portfolio Managers, without any input from Mr. Tutcher. While these policies and procedures are designed to allow the Fund to invest in Enbridge Companies, the policies and procedures may require the Adviser to restrict trading in Enbridge Companies from time to time, which may prevent the Fund from acquiring or disposing of securities of Enbridge Companies at a favorable time. In addition, as a result of these policies and procedures, the Fund will not benefit from Mr. Tutcher’s experience and expertise with respect to investments in Enbridge Companies.

Portfolio Turnover Risk. The Fund’s portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund’s investment decisions. High portfolio turnover may result in the Fund’s recognition of gains and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

Short Sales Risk. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. See “Risks—Short Sales Risk.”

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. In such an event, the Fund would be subject to risks associated with possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. In addition, the exercise of the Fund’s right to liquidate the collateral underlying the repurchase agreement could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Delay in Investing the Proceeds of an Offering. Although the Fund currently intends to invest the proceeds from an offering as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP and energy infrastructure company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of an offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP or energy infrastructure company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any payment of distributions to Common Shareholders. As a result, the return and yield on the Common Shares following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See “Use of Proceeds.”

Government Intervention in Financial Markets Risk. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

The Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until it is known what policy changes are made and how those changes impact the Fund, we will not know if, overall, the Fund will benefit from them or be negatively affected by them.

In addition, the Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in the Fund’s shares and their indirect effect on the value of their assets, Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Fund. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Fund, or Fund shareholders.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund utilizes leverage or borrowings primarily based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Market Discount Risk. The Fund’s Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to net asset value. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to net asset value. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the net asset value per share of the Common Shares purchased will be less than the purchase price paid. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the Common Shares trading at a discount. Recent developments regarding the energy sector and investor perception regarding the energy sector generally may adversely impact the market for the Common Shares and increase the likelihood that the Common Shares will trade at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s net asset value as a result of the Fund’s investment activities. The Fund’s net asset value will be reduced immediately following an offering of the Securities due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value, or at, below or above the public offering price for the Common Shares.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests in could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance costs and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Risks Associated with Offerings of Additional Common Shares. The voting power of current common shareholders will be diluted to the extent that current common shareholders do not purchase common shares in any future offerings of common shares or do not purchase sufficient common shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate net asset value per Common Share because the sale price will be less than the Fund’s then-current net asset value per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current net asset value per Common Share, shareholders would experience a dilution of the aggregate net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See “Description of Capital Structure—Common Shares—Issuance of Additional Common Shares.”

Preferred Shares Risk. The issuance of Preferred Shares causes the net asset value and market value of the Common Shares to become more volatile. If the dividend rate on the Preferred Shares approaches the net rate of return on the

Fund’s investment portfolio, the benefit of leverage to the holders of the Common Shares would be reduced. If the dividend rate on the Preferred Shares plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of Common Shares than if the Fund had not issued Preferred Shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of Common Shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of Common Shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares or of losing its ratings on the Preferred Shares, if applicable, or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares.

In addition, the Fund would pay (and the holders of Common Shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the shares of the Preferred Shares, including the management fees on the incremental assets attributable to such shares.

Holders of Preferred Shares may have different interests than holders of Common Shares and may at times have disproportionate influence over the Fund’s affairs. Holders of Preferred Shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, Preferred Shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Portfolio Guidelines of Rating Agencies for Preferred Shares. In order to obtain and maintain attractive credit quality ratings for shares of Preferred Shares, the Fund must comply with investment quality, diversification, and other guidelines established by the relevant ratings agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

Additional Risks of Rights. There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of Common Shares and Preferred Shares). Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. Such a reduction in net asset value per share may have the effect of reducing the market price of the shares. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current net asset value per share at the expiration of a Rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the Rights offering, and (ii) the Fund’s net asset value per share is above or below the subscription price on the expiration date of the Rights offering.

In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the Rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying Common Shares or Preferred Shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the Rights, the number of Common Shares or Preferred Shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities.

Rights issued by the Fund may be transferable or non-transferable rights. In a non-transferable Rights offering, Common and/or Preferred Shareholders who do not wish to exercise their Rights will be unable to sell their Rights. In a transferable Rights offering, the Fund will use its best efforts to ensure an adequate trading market for the Rights; however, investors may find that there is no market to sell Rights they do not wish to exercise.

Anti-Takeover Provisions in the Fund’s Governing Documents. The Fund’s Agreement and Declaration of Trust and Bylaws (the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents” and “Risks—Anti-Takeover Provisions.”

Custodian, Sub-Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent. U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average daily market value of the Fund’s portfolio assets, plus certain charges for securities transactions and out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), located at 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210, serves as the Fund’s sub-administrator and is compensated for its services by the Adviser, as administrator to the Fund.

U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant for the Fund.

American Stock Transfer & Trust Company, located at 6201 15th Avenue, Brooklyn, New York 11219, serves as the Fund’s transfer agent, registrar and dividend disbursing agent with respect to the Common Shares of the Fund.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of September 30, 2019 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	---%(1)
Offering expenses borne by the Fund (as a percentage of offering price)	—%(1)
Dividend Reinvestment Plan fees(2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Management fees(3)	[1.45]%
Interest payments on borrowed funds(4)	[0.92]%
Dividends on preferred shares(5)	[0.77]%
Current income tax expense	[0.00]%
Deferred income tax expense(6)	[0.00]%
Other expenses(7)	[0.48]%

Total annual expenses	[3.62]%

(1)

If Common or Preferred Shares to which this Prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)	Dividend reinvestment plan participants that direct a sale of Common Shares through the Plan Agent are subject to a sales fee of $15.00 plus $0.10 per share sold. See “Dividend Reinvestment Plan.”

(3)

The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to Financial Leverage). The fee shown above is based upon outstanding Financial Leverage of [30.0]% of the Fund’s Managed Assets (the total assets of the Fund, including the assets attributable to the proceeds from any forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage). If Financial Leverage of more than [30.0]% of the Fund’s Managed Assets is used, the management fees shown would be higher.

(4)

Based upon the Fund’s outstanding borrowings as of September 30, 2019 of approximately $[82.5] million and the weighted average borrowing rate on the facility for the fiscal period ended September 30, 2019 of [3.34]%.

(5)

The Series A Shares were issued on September 22, 2016. Assumes the dividend rate for the Series A Shares is the applicable rate and has not increased as a result of any downgrade in the ratings of the Series A Shares. If such ratings are downgraded, the dividend expenses of the fund may increase.

(6)

The Fund accrues a deferred tax expense/(benefit) primarily related to unrealized appreciation/depreciation on investments. Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/losses on portfolio assets that occurred during the fiscal year, based on the market value and basis of the Fund’s assets as of the end of the fiscal year. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment gains/losses and realized and unrealized gains/losses on investments and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains are realized, the then-current basis of the Fund’s assets, the level of net loss carry-forwards and other factors. The Fund’s deferred income tax expense/(benefit) for the current fiscal year or any future fiscal year may vary greatly from the deferred income tax expense/(benefit) estimated based on the most recently completed fiscal period. For a more complete discussion of the Fund’s deferred tax expense/(benefit), see “Net Asset Value—Deferred Tax Expense/Benefit” in the Fund’s SAI.

(7)

Other expenses are estimated based upon those incurred during the fiscal period ended September 30, 2019. Other expenses do not include expense related to realized or unrealized investment gains or losses.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of [3.62]% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred(1)	$ [36]	$ [111]	$ [187]	$ [388]

*

The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

(1)

The example above does not include sales loads or estimated offering costs. In connection with an offering of Common Shares, the Prospectus Supplement will set forth an Example including sales load and estimated offering costs.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table is derived from the Fund’s financial statements. Financial statements for the fiscal period ended September 30, 2019 have been audited by [            ], the independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders, and are incorporated by reference into the SAI. The information below for the years prior to the fiscal period ended September 30, 2018 was audited by the Fund’s prior independent registered public accounting firm.

	For the Fiscal Year Ended September 30,	For the Ten Month Period Ended September 30,		For the Fiscal Years Ended November 30,					For the Period September 26, 2013(1) through November 30,
	2019	2018*		2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$9.49	$9.34		$11.22	$10.93	$20.11		$19.31	$19.06	(2)

Net investment loss(3)	(0.13)	(0.25)		(0.37)	(0.24)	(0.30)		(0.24)	(0.04)
Return of capital(3)	0.73	0.75		1.19	1.10	1.17		0.81	0.24
Net realized and unrealized gain (loss) on investments(3),(6)	(1.63)	0.59		(1.45)	0.68	(8.80)		1.58	0.15

Net increase (decrease) in net asset value resulting from operations	(1.03)	1.09		(0.63)	1.54	(7.93)		2.15	0.35

Distributions to Common Shareholders:
Distributions from net investment income/ distributable earnings	—	(0.33)		—	—	—		(1.18)	—
Return of capital distributions	(1.25)	(0.61)		(1.25)	(1.25)	(1.25)		(0.17)	(0.10)

Total distributions paid	(1.25)	(0.94)		(1.25)	(1.25)	(1.25)		(1.35)	(0.10)

Net asset value, end of period	$7.21	$9.49		$9.34	$11.22	$10.93		$20.11	$19.31

Market price, end of period	$7.12	$9.42		$9.20	$11.58	$11.09		$19.49	$18.46

Total Investment Return based on Net asset value#	(10.92)%	12.33	%(10)	(6.59)%	15.62%	(40.75	)%(7)	11.94%	1.88	%(10)
Total Investment Return based on Market price†	(11.32)%	13.20	%(10)	(10.85)%	17.61%	(37.97	)%(7)	13.49%	(7.18	)%(10)
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$308,114	$287,150		$229,811	$233,119	$215,962		$297,927	$286,009
Ratio of expenses (benefit) to average net assets(4)	3.62%	3.68	%(11)	3.51%	2.90%	(4.96)%		8.55%	8.25	%(11)
Ratio of expenses to average net assets (excluding deferred tax benefit)	3.62%	3.68	%(11)	3.51%	2.83%	2.53%		2.26%	2.08	%(11)
Ratio of expenses to average net assets (excluding deferred tax benefit and interest expense)	1.89%	2.03	%(11)	2.04%	2.06%	2.00%		1.85%	1.84	%(11)
Ratio of net investment loss to average net assets(4)	(1.66)%	(3.22	)%(11)	(3.33)%	(2.32)%	(1.82)%		(1.18)%	(1.31	)%(11)
Ratio of expenses (benefit) to average managed assets(5)	2.49%	2.51	%(11)	2.31%	2.06%	(3.46)%		6.08%	6.34	%(11)
Portfolio turnover rate	56%	33	%(10)	36%	62%	91%		105%	18	%(10)

	For the Fiscal Year Ended September 30,	For the Ten Month Period Ended September 30,	For the Fiscal Years Ended November 30,				For the Period September 26, 2013(1) through November 30,
	2019	2018*	2017	2016	2015	2014	2013
Credit facility, end of period (000’s)	$82,500	$79,100	$66,500	$81,700	$79,600	$129,000	$100,500
Total amount of preferred shares outstanding (000’s)	$50,000	$50,000	$50,000	$50,000	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness(8)	$3,325	$3,224	$2,973	$2,770	$3,949	$3,310	$3,846
Asset coverage per preferred shares(9)	$179,057	$168,575	$139,905	$141,559	$—	$—	$—
Liquidating preference for preferred shares	$25,000	$25,000	$25,000	$25,000	$—	$—	$—

# Total investment return based on net asset value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.

† Total investment return based on market price is the combination of changes in the New York Stock Exchange (the “NYSE”) market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.

* Following the close of business on February 2, 2018, Brookfield Investment Management Inc. (n/k/a Brookfield Public Securities Group LLC) replaced Center Coast Capital Advisors, LP as the investment adviser to the Fund. Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.

(1) Commencement of operations.

(2) Initial public offering price of $20.00 per share less underwriting discounts of $0.90 per share and offering costs of $0.04 per share.

(3) Per share amounts presented are based on average shares outstanding throughout the period indicated.

(4) Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and realized and unrealized gain (loss).

(5) Average Managed Assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.

(6) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

(7) Includes dilution (net of offering costs) of approximately $1.11 to net asset value per share resulting from the Fund’s transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at the subscription price per share below the then-current net asset value per share of the Fund.

(8) Calculated by subtracting the Fund’s total liabilities (not including Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(9) Represents the total value of total assets less liabilities, not including Preferred Shares divided by the total number of Preferred Shares.

(10) Not annualized.

(11) Annualized.

SENIOR SECURITIES

The following table sets forth information about the Fund’s outstanding senior securities as of the end of each fiscal year since its inception:

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Liquidation Preference Per Share	Asset Cover Per Preferred Share/ $1,000 of Principal Amount of Borrowings
September 30, 2019	Borrowings	$82,500,000	N/A		$3,325
	Series A Shares	$50,000,000	$25,000	$	[179,057]
September 30, 2018*	Borrowings	$79,100,000	N/A		$3,224
	Series A Shares	$50,000,000	$25,000		$168,575
November 30, 2017	Borrowings	$66,500,000	N/A		$2,973
	Series A Shares	$50,000,000	$25,000		$139,905
November 30, 2016	Borrowings	$81,700,000	N/A		$2,770
	Series A Shares	$50,000,000	$25,000		$141,559
November 30, 2015	Borrowings	$79,600,000	N/A		$3,949
November 30, 2014	Borrowings	$129,000,000	N/A		$3,310
November 30, 2013**	Borrowings	$100,500,000	N/A		$3,846

*	The Fund changed its fiscal year end from November 30 to September 30. Amounts shown are for the ten month period ended from December 1, 2017 to September 30, 2018.

**	Initial fiscal period from September 26, 2013 to November 30, 2013.

THE FUND

Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. The Fund commenced operations on September 26, 2013. Its principal office is located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, and its telephone number is (855) 777-8001. Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”) serves as the Fund’s investment adviser and administrator.

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Securities in accordance with its investment objective and policies within three months after the completion of any such offering. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Securities primarily for these purposes.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding Common Shares are listed on the NYSE. The Fund’s Common Shares commenced trading on the NYSE on September 26, 2013. The Fund’s currently outstanding preferred shares, Series A Shares, are not listed on a stock exchange. The Series A Shares were privately placed on September 22, 2016. In connection with any offering of Rights or an additional series of Preferred Shares, the Fund will provide information in the Prospectus Supplement for the expected trading market, if any, for Rights or the Preferred Shares.

The Common Shares have traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although the Common Shares, in the past, have traded at a premium to net asset value, there can be no assurance that this will continue in the future nor that the Common Shares will not trade at a discount in the future. The continued development of alternative vehicles for investment in a portfolio of securities of MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Common Shares to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund’s net asset value will be reduced immediately following an offering of the Securities due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. See “Risks—Market Discount Risk.”

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the net asset value per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. Net asset value is generally determined on each Tuesday that the NYSE is open for business and the last business day of each calendar month. See “Net Asset Value” for information as to the determination of the Fund’s net asset value.

	Market Price				Corresponding Net Asset Value Per Common Share				Corresponding Premium or (Discount) as a % of Net Asset Value
Fiscal Quarter Ended	High		Low		High		Low		High	Low
December 31, 2019	$	[ ]	$	[ ]	$	[ ]	$	[ ]	[ ]%	[ ]%
September 30, 2019		$8.41		$6.72		$8.29		$6.59	5.44%	(2.62)%
June 30, 2019		$8.85		$7.78		$8.55		$7.70	5.49%	(1.26)%
March 31, 2019		$8.42		$6.85		$8.44		$6.74	3.66%	(1.55)%
December 31, 2018		$9.76		$6.31		$9.82		$6.44	(0.61)%	(2.02)%
September 30, 2018*		$10.22		$8.76		$10.17		$8.80	0.49%	(0.45)%
May 31, 2018		$9.63		$8.27		$9.23		$8.04	4.33%	2.86%
February 28, 2018		$11.33		$9.17		$11.17		$9.17	1.43%	0.00%
November 30, 2017		$10.82		$8.88		$10.67		$8.79	1.41%	1.02%

*	The Fund changed its fiscal year end from November 30 to September 30.

The last reported sale price, net asset value per Common Share and percentage [premium/discount] to net asset value per Common Share on [            ], 2019 was $[        ], $[        ] and [    ]%, respectively. The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. As of [            ], 2020, [45,023,109] Common Shares of the Fund were outstanding.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Fund includes appreciation in the net asset value of the Fund’s Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions, including distributions paid out of the distributions received by the Fund from its portfolio investments, but characterized as return of capital for U.S. federal income tax purposes as a result of the tax characterization of the distributions received by the Fund from the MLPs in which the Fund invests. See “Distributions.”

The Fund’s investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund cannot ensure investors that it will achieve its investment objective.

Principal Investment Policies

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLPs and energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined in this Prospectus) in securities of MLPs and energy infrastructure companies.

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares (which represent an ownership interest issued by an affiliated party of a MLP) and debt securities of MLPs.

The Fund considers a company to be an “infrastructure company” if (i) at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, distribution, management, ownership, operation or financing of infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation. Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage. The Fund considers an infrastructure company to be an “energy infrastructure company” if it (i) owns or operates, or is involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provides material products or services to companies operating in the energy sector.

The Fund currently expects that under normal market conditions a significant portion of its investments will be in “midstream” MLPs. Midstream MLPs are engaged in the treating, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids (including propane, ethane, butane and natural gasoline), crude oil, refined petroleum products (including gasoline, diesel fuel and jet fuel), other hydrocarbon by-products and other energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies. At any given time the Fund anticipates making investments in a limited number of carefully selected private company investment that the Fund may need to hold for several years. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Fund’s private company investments may include investments in entities formed to own and operate particular energy infrastructure assets. The Fund may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms. However, the Fund will not invest in private equity funds or other privately offered pooled investment funds. See “The Fund’s Investments—Unregistered and Restricted Securities.”

The Fund may invest up to 10% of its Managed Assets in securities of issuers located outside of North America.

The Fund invests primarily in equity securities, but may invest up to 10% of its Managed Assets in debt securities, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or comparably rated by another statistical rating organization) or, if unrated, determined by the Adviser to be of comparable credit quality. Below investment grade securities, which are commonly referred to as “high yield” securities or “junk bonds” are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due.

These policies may be changed by the Fund’s board of trustees (the “Board of Trustees”), but no change is anticipated. If the Fund’s policy with respect to investing at least 80% of the Managed Assets of the Fund in securities of MLPs and energy infrastructure companies (the “80% Policy”) changes, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.

Except as otherwise noted, all percentage limitations set forth in this Prospectus and the Statement of Additional Information (“SAI”) apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Investment Process

The Adviser combines energy sector operational expertise with financial market expertise to identify investments in securities of MLP and energy infrastructure companies. The Adviser seeks to draw upon its unique experience to conduct thorough due diligence from an owner-operator perspective, utilizing its extensive network of relationships to identify both public and private MLP and energy infrastructure company investment opportunities. The Adviser’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. Next the Adviser evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Adviser also assesses management quality drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise and strength of their business plan and their ability to execute it. Included in the diligence process is also an assessment of trading dynamics, including liquidity, identity and concentration of large holders, equity overhang and float.

The Adviser combines energy sector operational expertise with financial market expertise to identify investments in securities of MLPs and energy infrastructure companies. The Adviser seeks to draw upon its unique experience to conduct thorough due diligence from an owner-operator perspective, utilizing its extensive network of relationships to identify both public and private MLP and energy infrastructure company investment opportunities. The Adviser’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. Next the Adviser evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Adviser also assesses management quality drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise and strength of their business plan and their ability to execute it. Included in the diligence process is also an assessment of trading dynamics, including liquidity, identity and concentration of large holders, equity overhang and float.

The Adviser intends to construct the Fund’s portfolio utilizing a three-pronged approach.

The Adviser targets a “core” portfolio in which it seeks to own the highest quality midstream MLPs. Core investments possess the most durable long term cash flows in order to seek to maximize risk-adjusted total returns to shareholders with an emphasis on cash distributions. Generally, the Fund anticipates making core investments in MLPs and energy infrastructure companies that have (i) traditional fee-based businesses, (ii) high barriers to entry, (iii) low direct commodity price exposure and (iv) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

In addition to this “core” portfolio, the Fund may invest a portion of its portfolio in shorter-term investments. These opportunistic transactions may be based on the Adviser’s view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuer-specific developments.

Finally, the Fund will allocate up to 20% of its portfolio to private investment opportunities. At any given time the Fund anticipates making investments in a limited number of carefully selected private investments that the Fund may need to hold for several years. The Adviser believes it is uniquely positioned to analyze private investment opportunities sourced directly or co-investment opportunities made available to the Adviser by private equity firms or other sources. The breadth of Adviser personnel’s mergers and acquisitions background provides for a network of deep relationships with investment banking groups, management teams, private equity firms and significant shareholders seeking liquidity. The Fund’s private investments may include investments in entities formed to own and operate particular energy infrastructure assets, but will not include interests in private investment funds. Many of the private investment opportunities are centered around assets or companies which may not have a great deal of publicly available information. The experience of the Adviser’s senior professionals in owning and operating midstream and energy infrastructure assets gives it the unique ability to assess the operating environment of private investment opportunities including, but not limited to, competitive environment, contract structure and operating risk.

THE FUND’S INVESTMENTS

Master Limited Partnerships

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the entity must receive at least 90% of its income from qualifying sources as set forth in the Code.

These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or carbon dioxide.

MLPs typically are structured as limited partnerships and have two classes of interests—general partner interests and limited partner interests. Both classes of owners are governed by the terms of a limited partnership agreement establishing their respective rights with regard to the income and liabilities of the MLP. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP (typically up to 2% of total equity) and will be eligible to receive incentive distributions that increase based on specified profit targets attained by the MLP. Limited partners own the remainder of the MLP and have a limited role in the MLP’s operations and management. Likewise, limited partners receive periodic distributions (usually quarterly) on a pre-tax basis until the unitholder sells its ownership interest in the MLP. Common units and general partner interests also generally accrue arrearage rights to the extent certain distribution payment schedules are not met, but the subordinated units generally do not accrue such arrearages. MLPs often have two classes of limited partner interests—common units and subordinated units. The general partner of the MLP is typically owned by an energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) of the MLP in addition to its general partner interest in the MLP. The Fund may invest in general partner or limited partner interests of MLPs.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business of the MLP in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder of the IDR receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the MLP’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLPs structured as limited liability companies also issue common and subordinated units. However, rights afforded to interest holders in a limited liability company (called “members”) vary from those granted under the limited partnership ownership structure, in that limited liability company members typically have broader voting rights than LPs in a limited partnership. Limited liability company common units represent an equity ownership interest in an MLP, entitling the holders to a share of the MLP’s assets through distributions and/or capital appreciation. Limited liability company MLPs generally have only one class of equity, but in cases where there are subordinated classes, common unitholders generally have preferential distribution rights relative to rights held by subordinated unitholders, as well as arrearage rights if certain distribution payment schedules are not met. In the event of liquidation, limited liability company common unitholders have a right to the MLP’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. Limited liability company common units may trade on a national securities exchange or over-the-counter. In contrast to limited partnerships, limited liability companies have no general or limited partner and often there are no incentive distribution rights, like those that most limited partnerships have, which entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, limited liability company common unitholders typically have voting rights with respect to the limited liability company, whereas limited partnership common unitholders generally have limited voting rights.

MLPs currently operate primarily within the energy sector. The Fund will focus its investments in “midstream” MLPs. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, many pipeline MLPs may have less direct commodity price exposure relative to energy companies that own the relevant commodities because they do not own the product being shipped, but pipeline MLPs may nonetheless be indirectly impacted by fluctuations in commodity prices. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids. Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

Other MLPs in which the Fund may invest may be classified as upstream MLPs, downstream MLPs, services MLPs, propane MLPs, coal MLPs, marine transportation MLPs or natural resources MLPs.

•

Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids, crude oil and coal produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

•

Downstream MLPs are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity.

•

Services MLPs are engaged in the provision of services to energy-related businesses, such as oilfield services companies, which provide services to the petroleum exploration and production industry but do not produce or distribute petroleum themselves, gas compression companies and producers and providers of sand used in hydraulic fracturing.

•

Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season. Propane MLPs have utility type functions similar to electricity and natural gas.

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Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical coal. The primary use of steam coal is for electrical generation, as a fuel for steam-powered generators by electrical utilities. The primary use of metallurgical coal is in the production of steel.

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Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays in important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

•	Natural resources MLPs include MLPs principally engaged in owning or developing non-energy natural resources, including timber and minerals.

MLP Equity Securities

The Fund may invest in any type of MLP equity security. The following summarizes in further detail certain features of equity securities of MLPs in which the Fund may invest.

Common Units. Common units represent a limited partnership interest in a MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions (such as changes in interest rates) and the success of the MLP. The Fund intends to purchase common units in market transactions as well as in primary issuances directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units typically have limited voting rights and, in most instances, have no ability to annually elect directors. The MLPs in which the Fund will invest generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units. MLPs also may issue new classes of units, such as class B units, that contain distinct structural modifications. For example, a new class of equity could be used to issue securities that do not receive a distribution for some specified period before converting into standard common units.

Subordinated Units. Subordinated units are typically issued by an MLP to its original sponsors, such as its founders, management team, corporate general partners, entities that sell assets to the MLP and outside investors such as the Fund. Subordinated units have similar limited voting rights as common units and are generally not listed on an exchange nor publicly traded. The Fund will typically purchase subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of subordinated units are generally entitled to receive MQD after payments to holders of common units have been satisfied and prior to incentive distributions to the GP or managing member. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units typically convert into common units basis after certain time periods and/or performance targets have been satisfied. MLPs may issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

Preferred Units. Preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

General Partner Interests. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, management team, corporate general partners, entities that sell assets to the MLP and outside investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests themselves are typically not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partnership unitholders increase to certain prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of the MLP choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Incentive Distribution Rights. Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest in the MLP and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares. The Fund may invest in I-Shares or other securities issued by affiliates of MLPs. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate holding i-units receives distributions in the form of additional i-units in an amount equal to the cash distributions received by the holders of common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are typically listed and traded on a U.S. securities exchange.

Equity Securities of MLPs Structured as Limited Liability Companies. As discussed above, MLP common units represent an equity ownership interest in an MLP, entitling the holder to a share of the MLP’s success through distributions and/or capital appreciation. MLP subordinated units are a separate class of limited liability company interests, and the rights of holders of subordinated units to participate in distributions to unitholders differ from, and are subordinated to, the rights of the holders of common units. Unlike common units, subordinated units generally are not publicly traded.

Equity Securities of General Partner Holding Companies. General partner holding companies own partnership interests, including the general partner interest, in publicly traded MLPs. These companies generally do not own separate operating assets directly, and therefore rely on the distributions on the MLP interests they own as their primary means of cash flow. Publicly traded general partner holding companies are structured as corporations, limited partnerships and limited liability companies. As such, the Fund’s investments in general partner holding companies may be in the form of common stock or common units. General partner holding companies generally do not have incentive distribution rights or subordinated units.

Energy Infrastructure Companies

The Fund considers a company to be an “infrastructure company” if (i) at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, distribution, management, ownership, operation or financing of infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation. Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage. The Fund considers an infrastructure company to be an “energy infrastructure company” if it (i) owns or operates, or is involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provides material products or services to companies operating in the energy sector.

Energy infrastructure companies in which the Fund will invest may include companies involved in (i) exploration, development, production, gathering, treating, transportation, processing, fractionation, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, plastics and other hydrocarbon products, coal or other natural resources used to produce energy sources, (ii) provision of services and logistics with respect to the foregoing activities, and/or (iii) generation, transmission, sale or distribution of electric energy.

Unregistered and Restricted Securities

The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities. The Fund may invest in unregistered or restricted securities of public and private issuers. The Fund may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable. Certain restricted securities may, however, be treated as liquid and not subject to the foregoing restrictions pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in restricted securities for which there is a limited trading market, such as Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

PIPEs and other Privately Placed Securities Issued by Public Companies. The Fund may invest in private investments in public equities (“PIPEs”) transactions and in other unregistered or otherwise restricted securities issued by public MLPs and energy infrastructure companies, including unregistered MLP preferred units. The Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as the Fund. Equity securities issued in this manner are often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.

Private Company Investments. At any given time the Fund anticipates making investments in a limited number of carefully selected private company investments that the Fund may need to hold for several years. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Fund’s private company investments may include investments in entities formed to own and operate particular energy infrastructure assets. The Fund may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms. However, the Fund will not invest in private equity funds or other privately offered pooled investment funds.

Debt Securities

The Fund may invest up to 10% of its Managed Assets in debt securities. Debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. The Fund may invest in debt securities without regard for their maturity. Investments in debt securities of MLPs or energy infrastructure companies are included for purposes of the Fund’s 80% Policy.

The Fund may invest in debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P or comparably rated by another statistical rating organization) or, if unrated, determined by the Adviser to be of comparable credit quality. These debt securities are commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated Ba1/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Debt securities rated Baa3 or BBB-or above are considered “investment grade” securities. Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Debt securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The Fund has not adopted a minimum credit rating for debt securities in which it may invest.

A general description of Moody’s and S&P’s ratings of bonds is set forth in Appendix A to the SAI. The ratings of Moody’s, S&P and other statistical rating organizations generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. See “Risks—Below Investment Grade Securities Risk.”

Preferred Stocks

Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other debt securities, which may result in above average appreciation if the company’s performance improves.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). An ETN is typically an unsecured, unsubordinated debt security issued by a sponsoring institution, which may include a government entity, financial institution or corporation. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. The returns of ETNs are usually linked to the performance of securities or market indices, less investor fees and all other costs. When an investor buys an ETN, the sponsoring institution promises to pay the amount related to the value of the underlying index, minus fees and all other costs, upon maturity. To the extent that the Fund invests in ETNs that track indices of MLPs or energy infrastructure companies, the value of such investments will be counted for purposes of the Fund’s 80% Policy.

Foreign Securities

The Fund may invest up to 10% of its Managed Assets in securities of issuers located outside North America. Investments in securities of foreign issuers may include investments in American Depositary Receipts, or “ADRs.” ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Short Sales

The Fund may engage in short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its Managed Assets. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund may engage in short sales in connection with paired long-short trades to arbitrage pricing disparities in securities issued by MLPs and energy infrastructure companies or between MLPs and energy infrastructure companies and their affiliates.

Certain Other Investment Practices

Derivatives Transactions. The Fund may, but is not required to, use various derivatives transactions in order to earn income or enhance total return, facilitate portfolio management and mitigate risks. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and debt indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain derivatives transactions may be considered senior securities for the purposes of the 1940 Act unless the Fund segregates liquid assets or otherwise covers its obligations. To the extent the Fund segregates liquid assets or covers such obligations by entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and interpretations and guidance provided by the SEC staff. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions. The Fund has not adopted a maximum percentage limit with respect to derivative investments. However, the Fund’s use of derivative transactions may be limited as a result of the foregoing asset segregation requirements. The Adviser monitors, and provides reports to the Board of Trustees regarding, the Fund’s use of derivative instruments and the effect of derivative transactions on the management of the Fund’s portfolio and the performance of the Fund. For a more complete discussion of the Fund’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies—Derivative Instruments” in the Fund’s SAI.

Other Investment Funds. The Fund may invest up to 10% of its Managed Assets in securities of other investment funds, including registered closed-end or open-end investment companies, including exchange-traded funds. The Adviser generally expects that it may invest in other investment funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from an offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. To the extent that the Fund invests in other investment companies that invest primarily in MLPs or energy infrastructure companies, the value of such investments will be counted for purposes of the Fund’s 80% Policy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser or its affiliates.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s cash available for distribution.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 331/3% of the value of the Fund’s Managed Assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objective and Policies—Loans of Portfolio Securities” in the Fund’s SAI.

Temporary Defensive Investments

At any time when a temporary defensive posture is believed by the Adviser to be warranted (a “temporary defensive period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objective. It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when the Adviser believes such trading is, in light of prevailing economic and market conditions, in the best interests of the Fund’s shareholders. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. See “Investment Restrictions” in the Fund’s SAI for a complete list of the fundamental investment policies of the Fund.

USE OF FINANCIAL LEVERAGE

The Fund intends to seek to enhance the level of its current distributions by utilizing financial leverage through borrowing, including loans from financial institutions, or the issuance of commercial paper or other forms of debt (“Borrowings”), through the issuance of senior securities such as preferred shares (“Preferred Shares”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively, “Financial Leverage”). The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund may utilize Financial Leverage in the form of Borrowings in an aggregate amount up to 33 1⁄3% of the Fund’s total assets immediately after such Borrowing and may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. Under current market conditions, the Fund intends to utilize Financial Leverage through Borrowings from certain financial institutions and through the issuance of Preferred Shares in an amount ranging from 25% to 33% of the Fund’s Managed Assets, including the proceeds of such Financial Leverage. The Fund may also utilize Borrowings in excess of such limits for temporary purposes such as the settlement of transactions.

The Fund has established a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, International Ltd. (“BNPP”) for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Credit Facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. As of September 30, 2019, the Fund had outstanding borrowings under the Credit Agreement of $82.5 million (representing approximately 18.7% of the Fund’s Managed Assets). Amounts drawn under the Credit Facility may vary over time and such amounts will be reported in the Fund’s audited and unaudited financial statements contained in the Fund’s annual and semi-annual reports to shareholders.

Additionally, the Fund currently utilizes Financial Leverage through Preferred Shares. The Fund has outstanding 2,000 shares of Series A Mandatory Redeemable Preferred Shares (“Series A Shares”) having an aggregate liquidation preference of $50 million (representing approximately [11.3]% of the Fund’s Managed Assets). The Series A Shares pay quarterly cash dividends at a rate of 4.29% per annum and have a term redemption date of September 26, 2026. As of September 30, 2019, the Fund had total Financial Leverage of $[132.5] million representing [30.0]% of the Fund’s Managed Assets.

So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Adviser and Common Shareholders. Because the Financial Leverage costs is borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost associated with Financial Leverage. Borrowings (and any Preferred Shares) have seniority over Common Shares. Any use of Financial Leverage must be approved by the Board of Trustees. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Borrowings

As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. Under the 1940 Act, the Fund generally is not permitted to engage in Borrowings unless, immediately after the Borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowing outstanding, the Fund is required to have at least three dollars of assets). In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, the Fund maintains asset coverage with respect to its Borrowings of 300%. However, the foregoing restriction does not apply with respect to certain types of Borrowings, including a line of credit or other privately arranged borrowings from a financial institution. If the Fund borrows and is subject to the foregoing limitation on dividends and other distributions, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. If the Fund utilizes Borrowings, Common Shareholders will bear the offering costs of the issuance of any Borrowings.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. The Fund may utilize Preferred Shares to the maximum extent permitted by the 1940 Act. Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Under the 1940 Act, the Fund may only issue one class of Preferred Shares. The Fund currently has $50 million aggregate liquidation preference of Preferred Shares outstanding.

While the Fund has Preferred Shares outstanding, the Fund may be subject to certain restrictions imposed by rating agencies that issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage, portfolio composition and voting requirements or limit the use of certain investment techniques that are more stringent than those imposed on the Fund by the 1940 Act. These requirements may have an adverse effect on the Fund and may affect the Fund’s ability to pay distributions to Common Shareholders. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. The Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%. Doing so may require the Fund to liquidate portfolio securities at prices lower than what the Fund would otherwise realize if the Fund was not required to sell such securities at such time. Additionally, the Fund may be unable to refinance Preferred Shares or sell a sufficient amount of portfolio securities to redeem Preferred Shares at the term redemption date or to maintain asset coverage ratios, which could cause an event of default on the Preferred Shares. Any redemption of Preferred Shares by the Fund will reduce any Financial Leverage applicable to the Common Shares.

The terms of any Preferred Shares issued by the Fund may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. The Preferred Shareholders have rights as to the payment of dividends or interest on the Preferred Shares and the distribution of assets upon liquidation of the Fund, which rights rank senior to those of the Common Shareholders.

Additionally, when Preferred Shares are outstanding, two of the Fund’s Trustees (the “Preferred Trustees”) will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In connection with the issuance of the Series A Shares, Stuart A. McFarland and Heather S. Goldman were designated by the Board of Trustees as the Preferred Share Trustees of the Fund. Holders of the Series A Shares, and not Common Shareholders, will be entitled to vote on the election of each Preferred Share Trustee at the scheduled shareholder meeting at which such Preferred Share Trustee’s term expires. In addition, in the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The costs associated with the issuance and use of Financial Leverage, including Preferred Shares, are borne by the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares issued by the Fund. See “Description of Capital Structure—Preferred Shares.”

Effects of Financial Leverage

The Fund established the Credit Agreement for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. On September 30, 2019, outstanding borrowings under the Credit Agreement were approximately $[82.5] million, which represented approximately [18.7]% of the Fund’s Managed Assets. For the fiscal year ended September 30, 2019, the weighted average interest rate and commitment fee payable by the Fund on borrowings under the Credit Agreement was [3.34]%. On September 22, 2016, the Fund issued $50 million aggregate liquidation preference of Series A Shares, which represented approximately [11.3]% of the Fund’s Managed Assets. The Series A Shares pay quarterly cash dividends at a rate of 4.29% per annum and have a term redemption date of September 26, 2026. As of September 30, 2019, the Fund’s total leverage (including Borrowings and Preferred Shares) of $[132.5] million represented [30.0]% of its Managed Assets. Assuming that the Fund’s leverage costs remain as described above, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately [1.04]% to cover such leverage costs. These numbers are merely estimates used for illustration. The amount of Financial Leverage used by the Fund as well as actual interest expenses on such Financial Leverage will vary.

The following table is furnished pursuant to requirements of the Securities and Exchange Commission (“SEC”). It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the (i) use of Financial Leverage representing approximately [30.0]% of the Fund’s Managed Assets and (ii) dividend and interest costs to the Fund at an average annual rate of [2.97]% with respect to such Financial Leverage. The table does not reflect any offering costs of Common Shares or Financial Leverage.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%		10.00%
Common Share total return	([15.79])%	([8.64])%	([1.49])%	[5.66]	%	[12.81]	%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.

Interest Rate Transactions

In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. The Fund would use interest rate swaps or caps to seek to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage. An interest rate cap would require the Fund to pay a premium to the counterparty and would entitle the Fund, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to prepay any Borrowings. Such a prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Not a Complete Investment Program

An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it has an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Risks of Investing in MLP Units

The Fund’s investments in MLP units expose the Fund to risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments, as such an incentive structure may result in divergent and potentially conflicting interests between common unitholders and the general partner, which may have more motivation to pursue projects with high risk and high potential reward.

Tax Risks

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax related risks.

MLP Tax Risk. The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLPs, which is something over which the Fund will have no control. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and generally causing such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

In addition, tax legislation (which is effective for taxable years beginning after December 31, 2017) generally requires that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Accordingly, even if an MLP in which we invest were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties (even if the Fund was not a direct or indirect partner of such MLP during the period corresponding to the audit adjustment), which would reduce the value of the Common Shares.

Deferred Tax Risks of MLP Investments. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected by a reduction in the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of its allocable share of an MLP’s income that is not offset by its allocable share of tax deductions. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability. If the percentage of the distributions received by the Fund that is offset by tax deductions declines, the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. In addition, if the Fund’s portfolio turnover increases, the Fund may realize more gains on the disposition of portfolio investments, increasing the Fund’s earnings and profits and decreasing the portion of the Fund’s distributions characterized as tax-deferred return of capital. This generally would result in lower after-tax distributions to shareholders.

Unlike MLPs, which are generally treated as partnerships for U.S. federal income tax purposes, non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments.

For example, a significant portion of the distributions received by the Fund from the MLPs in which it invests have historically consisted of return of capital for U.S. federal income tax purposes. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income, which may result in the Fund having a larger corporate income tax expense, which may result in less cash available to distribute to Common Shareholders.

In addition, as a result of the character of the distributions received by the Fund from the MLPs in which it invests, historically a significant portion of the distributions made by the Fund to the holders of its Common Shares have consisted of return of capital for U.S. federal income tax purposes. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a lesser percentage of future distributions by the Fund to holders of its Common Shares may be treated as a return of capital for U.S. federal income tax purposes and a greater percentage of future distributions may be treated as dividend payments taxable as ordinary income or qualified dividend income to Fund shareholders.

Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.

The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Tax Law Change Risk. Changes in the tax laws, or interpretations thereof, could adversely affect the Fund, the MLPs in which the Fund invests and/or the Fund’s shareholders. For example, if as a result of a change in the tax laws, MLPs are required to be treated as corporations rather than partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP’s current or accumulated earnings and profits. Such treatment would negatively impact the amount and tax characterization of distributions received by the Fund and its shareholders.

Tax Reporting Risk. Shareholders will receive a single Form 1099, while the Fund will receive Schedules K-1 from each MLP in which they are invested. However, the MLPs in which the Fund invests generally will not deliver their Schedule K-1s to the Fund until after the Fund must deliver Forms 1099 to its shareholders. If the Schedule K-1s received by the Fund show that the Fund’s estimates regarding its income attributable to such MLPs were incorrect, the Fund may have to send corrected Form 1099s to its shareholders, which may result in a shareholder being required to request an extension to file its tax return or to amend a previously filed tax return.

Affiliated Party Risk

Certain MLPs and energy infrastructure companies in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such entities and ability of such entities to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk

A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks and other equity securities of energy infrastructure companies. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Fund may invest in equity securities issued by affiliates of MLP, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the Adviser to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common unit, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.

The Fund may invest in equity securities of other energy infrastructure companies. Non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments. The prices of equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities in which the Fund invests. Equity securities are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky and may experience significantly greater price volatility than preferred stock or debt instruments of such issuers.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may focus its investments in a limited number of companies. As a consequence of this focus, the aggregate returns the Fund realizes may be adversely affected if a small number of investments perform poorly. To the extent that the Fund takes large positions in the securities of a small number of portfolio companies, the Fund’s returns may fluctuate as a result of any single economic, political or regulatory occurrence affecting, or in the market’s assessment of, such portfolio companies to a greater extent than those of a diversified investment company. These factors could negatively impact the Fund’s ability to achieve its investment objective.

Concentration Risk

Because the Fund is concentrated in MLP and energy infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. A downturn in such sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks

The MLPs and energy infrastructure companies in which the Fund invests operate in the energy sector of the economy. As a result, the Fund will be more susceptible to adverse economic, political, legislative or regulatory occurrences affecting the energy sector. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that is broadly diversified across many sectors of the economy. Recently, the performance of securities of companies in the energy sector has lagged the performance of other sectors and the broader market as a whole. Risks associated with investments in MLPs and energy infrastructure companies include the following:

Commodity Price Risk. MLPs and energy infrastructure companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short-and long-term. Fluctuations in energy commodity prices would directly impact companies that own such commodities and could indirectly impact MLPs and energy infrastructure companies that engage in transportation, storage, processing, distribution or marketing of such commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods, among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and energy infrastructure companies. Recently, oil prices have declined significantly and experienced significant volatility. This may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, would could adversely impact the net asset value of the Common Shares and the ability of the Fund to continue to pay dividends at current levels. See “—Recent Developments Regarding the Energy Sector.”

Supply and Demand Risk. MLPs and energy infrastructure companies may be impacted by the levels of supply and demand for energy commodities. MLPs and energy infrastructure companies could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, catastrophic events, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, import volumes, international politics, policies of OPEC, and increased competition from alternative energy sources, among others. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries), increased taxation, increased environmental or other governmental regulation, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, and increased commodity prices, among others. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. See “—Recent Developments Regarding the Energy Sector.”

Depletion Risk. MLPs and energy infrastructure companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Lack of Diversification of Customers and Suppliers. Certain MLPs and energy infrastructure companies depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and energy infrastructure companies depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such companies’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Regulatory Risk. The energy sector is highly regulated. MLPs and energy infrastructure companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which impact MLPs and energy infrastructure companies include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations and permits issued under them is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties including civil fines, injunctions or both. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations by MLPs operating in various sectors.

Environmental Risk. There is an inherent risk that MLPs and energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and energy infrastructure companies, and the cost of any remediation that may become necessary. MLPs or energy infrastructure companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the Federal Clean Air Act (“Clean Air Act”) and comparable state laws and regulations that impose obligations related to air emissions, (ii) the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. There is an inherent risk that MLPs and energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and energy infrastructure companies. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs and energy infrastructure companies may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. Such measures, including carbon taxes or future emission restrictions or regulations, could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. The potential for the imposition of such measures may negatively impact energy infrastructure entities generally.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Acquisition Risk. MLPs and energy infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and energy infrastructure companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs and other Fund investments are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations, and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and energy infrastructure companies to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and energy infrastructure companies in which the Fund invests. Rising interest rates may also impact the price of the securities of MLPs and energy infrastructure companies as the yields on alternative investments increase.

Weather Risks. Weather plays a role in the seasonality of some MLPs’ and energy infrastructure companies’ cash flows. MLPs and energy infrastructure companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs and energy infrastructure companies experience decreased demand for their product. Although most MLPs and energy infrastructure companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect MLPs and energy infrastructure companies from the unpredictability of the weather. Further, climate change may result in increases in the frequency and severity of adverse weather events. The damage done by extreme weather also may serve to increase many MLPs’ and energy infrastructure companies’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Catastrophic Event Risk. MLPs and energy infrastructure companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum, petrochemicals and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Risks Relating to Expansions and Acquisitions. MLPs and energy infrastructure companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, adding additional services or securing additional long-term contracts. Thus, some MLPs and energy infrastructure companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and energy infrastructure companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Fund from MLPs and energy infrastructure companies that grow through acquisitions.

Technology Risk. Some MLPs and energy infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by MLPs and energy infrastructure companies may not result in viable methods or products. Energy Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some MLPs and energy infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such MLPs and energy infrastructure companies may be considerably more volatile than that in more established segments of the economy.

Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and energy infrastructure companies in which the Fund invests and/or the energy sector generally.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP’s or energy infrastructure company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy infrastructure entity could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy infrastructure entity. Oil and gas energy infrastructure companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Recent Developments Regarding the Energy Sector

Recent Developments Regarding Commodity Prices. Prices of oil and other energy commodities have declined significantly and experienced significant volatility during recent years and oil prices have recently approached ten year lows. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. As a result, many companies in which the Fund may invest have been and may continue to be adversely impacted by declines in, and volatility of, prices of energy commodities. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities, exacerbating oversupply of such commodities and further reducing commodity prices. Continued low prices for energy commodities, or continued volatility of such prices, could further erode such companies’ growth prospects and negatively impact such companies’ ability to sustain attractive distribution levels, would could adversely impact the net asset value of the Common Shares and the ability of the Fund to continue to pay distributions on the Common Shares at current levels. Because the Fund is focused in MLP and energy infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with energy commodity prices than an investment company that does not concentrate in such sector.

Recent Developments Regarding MLP Distributions. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and energy infrastructure companies. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity’s operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. Recently, a number of MLPs have reduced, suspended or eliminated their distributions. Such distribution reductions could adversely impact the ability of the Fund to continue to pay distributions on the Common Shares at current levels.

Recent Developments Regarding MLP Debt Restructurings. Adverse developments in the energy sector may result in MLPs seeking to restructure debt or file for bankruptcy. Limited partners in such MLPs, such as the Fund, may owe taxes on debt that is forgiven in a bankruptcy or an out-of-court restructuring, as cancellation of debt income, which creates a tax liability for investors without an associated cash distribution. While an MLP facing a debt restructuring may seek to implement structures that would limit the tax liability associated with the debt restructuring, there can be no assurance that such structures could be successfully implemented or would not have other adverse impacts on the Fund as an investor in the MLP.

Industry Specific Risks

MLPs and other issuers are also subject to risks that are specific to the industry in which they operate.

Midstream. Midstream MLPs and energy infrastructure companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Downstream. Downstream companies are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.

Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. For example, hydraulic fracturing, a technique used in the completion of some oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, regulations. In addition the oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of accidents or catastrophic events and the reactions thereto, among others.

Fracturing Services. Changes in laws or government regulations regarding hydraulic fracturing could increase a company’s costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Hydraulic fracturing involves the injection of water, sand or an alternative proppant and chemicals under pressure into target geological formations to fracture the surrounding rock and stimulate production. Recently, there has been increased public concern regarding an alleged potential for hydraulic fracturing to adversely affect drinking water supplies, and proposals have been made to enact separate federal, state and local legislation that would increase the regulatory burden imposed on hydraulic fracturing. Congress has in recent legislative sessions considered legislation to amend the Safe Water Drinking Act (the “SDWA”), including legislation that would repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process. The U.S. Congress may consider similar SDWA legislation in the future. In addition, the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance on February 11, 2014 addressing the performance of such activities using diesel fuels in those states where EPA is the permitting authority.

Presently, hydraulic fracturing is regulated primarily at the state level, typically by state oil and natural gas commissions and similar agencies. Several states, such as Texas and Pennsylvania, have either adopted or proposed laws and/or regulations to require oil and natural gas operators to disclose chemical ingredients and water volumes used to hydraulically fracture wells, in addition to more stringent well construction and monitoring requirements. The availability of information regarding the constituents of hydraulic fracturing fluids could make it easier for third parties opposing the hydraulic fracturing process to initiate legal proceedings based on allegations that specific chemicals used in the fracturing process could adversely affect groundwater. Disclosure of proprietary chemical formulas to third parties or to the public, even if inadvertent, could diminish the value of those formulas and could result in competitive harm to companies. Various federal, state and local limitations may prohibit or restrict drilling and hydraulic fracturing operations in certain locales including geographic locales considered environmentally sensitive such as wetlands, endangered species habitats, floodplains, and the like. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company’s business.

Propane. Propane MLPs and energy infrastructure companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLPs and energy infrastructure companies with coal assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. MLPs and energy infrastructure companies with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Transportation. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile due to the many conditions and factors that may affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Natural Resources. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and energy infrastructure companies in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Services. In addition to other risks associated with energy companies described herein, MLPs and energy infrastructure companies engaged in the provision of services to energy-related businesses may be subject to more volatile income streams relative to other types of MLPs and energy infrastructure companies. Service companies may not have long term service contracts with their customers.

Small Capitalization Risk

The Fund may invest in securities of MLPs and energy infrastructure companies that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and energy infrastructure companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization MLPs and energy infrastructure companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Liquidity Risk

The Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies. To the extent the Fund makes investments in private securities, such investments are expected to be illiquid and subject to significant liquidity risk. In addition, the Fund may invest without limitation in publicly traded securities with limited trading volumes or that trade less frequently, including MLP common units, and equity securities of MLP affiliates, including I-Shares, and other securities of energy infrastructure companies. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.

Restricted Securities Risk

The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay.

Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks

Risks Associated with Private Company Investments

The Fund intends to invest in a limited number of private investments, and at times may devote its assets allocable to private investments to a single investment opportunity. Such a focus of the Fund’s private investments in a single or small number of investment opportunities will cause the Fund to be more susceptible to risks associated with each such investment. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board of Trustees, that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Private Debt Securities Risk. Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. Private companies in which the Fund will invest may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests. Privately issued debt securities are often of below investment grade quality and frequently are unrated. “See—Debt Securities Risks.”

Reliance on the Adviser Risk. The Fund may enter into private investments identified by the Adviser, in which case the Fund will be more reliant upon the ability of the Adviser to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Adviser’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors, such as private equity firms. While the Adviser will conduct independent due diligence before entering into any such investment, the Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Risks Associated with Direct Investment in Energy Infrastructure Assets. The Fund may invest in entities formed to own and operate particular energy infrastructure assets. Such investments will be dependent upon the success of third-party operators retained by the investors, including the Fund, to manage such assets. Such investments may subject the Fund to increased operational risks associated with the operation of infrastructure assets. Investments in infrastructure assets may be subject to greater risks associated with their illiquidity and valuation.

Greenfield Projects Risks. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund may invest in the equity of greenfield projects or the secured debt of greenfield projects. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Risks Associated with an Investment in Initial Public Offerings

Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Unseasoned Companies Risk

The Fund may invest in companies that (together with their predecessors) have limited operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

Risks Associated with a Private Investment in Public Equity Transactions

Investors in private investment in public equity (“PIPE”) transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Cash Flow Risk

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and energy infrastructure companies. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity’s operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or energy infrastructure company has available for distribution in a given period. Reductions in distributions paid by energy infrastructure entities held by the Fund may reduce the value of such holdings, and as a result, the value of the Fund’s Common Shares and Preferred Shares. In addition, any such reductions in distributions paid by energy infrastructure entities may adversely impact the Fund’s ability to maintain its distribution rate.

Valuation Risk

Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs (including private MLPs) and other private issuers and direct investments in infrastructure assets. The value of such investments will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such investments may require more reliance on the judgment of the Adviser than for valuation of securities for which an active trading market exists.

In calculating the Fund’s net asset value, the Fund will account for deferred tax assets or liabilities, which reflect taxes on unrealized gains or losses, which are attributable to the temporary differences between fair market value and tax basis of the Fund’s assets, the net tax effects of temporary differences between the carrying amounts of the Fund’s assets and liabilities for financial reporting purposes relative to the amounts used for income tax purposes and the net tax benefit of accumulated net operating losses and capital losses. A deferred tax liability is recognized for temporary differences that will result in taxable amounts in future years. A deferred tax asset is recognized for temporary differences that will result in deductible amounts in future years and for carryforwards. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset, the Fund will periodically assess whether a valuation allowance is required, considering all positive and negative evidence related to the realization of the deferred tax asset. The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Debt Securities Risks

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk. Interest rate risk is the risk that debt securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Prevailing interest rates may be adversely impacted by market and economic factors. If interest rates rise the markets may experience increased volatility, which may adversely affect the value and/or liquidity of certain of the Fund’s investments. Increases in interest rates may adversely affect the Fund’s ability to achieve its investment objective.

During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

In typical interest rate environments, prices of debt securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of debt securities with shorter-term maturities. Because the Fund may invest a portion of its assets in debt securities without regard to their maturities, to the extent the Fund invests in debt securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term debt securities.

Market interest rates for investment grade debt securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and may increase the degree to which asset values may decline in such events.

While interest rates are near historically low levels, during periods of declining interest rates, the issuer of a debt security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. The Fund may invest in debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P or comparably rated by another statistical rating organization) or, if unrated, determined by the Adviser to be of comparable credit quality. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. The ratings of Moody’s, S&P and other statistical rating organizations generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Preferred Securities Risks

There are special risks associated with investing in preferred securities. Preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. Preferred securities are subordinated to bonds and other debt securities in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt securities. Preferred securities may be less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Instruments Risk

The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt securities have characteristics of both debt and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with debt securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other debt characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Adviser determines that such equity investment is consistent with the investment objective of the Fund.

Foreign Securities Risk

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund’s investments in foreign securities may include ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries (such as those in the United Kingdom) to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the EU and, in March 2017, the United Kingdom commenced the formal process of withdrawing from the EU. The withdrawal agreement between the United Kingdom and the EU, endorsed by the European Council on November 25, 2018, sets out the basis on which the United Kingdom will withdraw from the EU and includes certain transitional provisions that have the effect of preserving the application of EU law in the United Kingdom until December 31, 2020 (or such other later date as may be agreed). The withdrawal agreement, and the associated transitional provisions, will become effective only once approved by the United Kingdom’s Parliament, which approval has not yet happened and may not happen, meaning that the United Kingdom may leave the EU without any transitional period (a so-called “hard Brexit”). On April 11, 2019, the United Kingdom came to an agreement with the EU to delay the deadline for withdrawal. Unless the United Kingdom’s Parliament approves the withdrawal agreement by October 31, 2019, there may be a hard Brexit on that date absent any further agreements to delay the withdrawal. Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. As and to the extent the United Kingdom moves forward with its withdrawal from the EU and makes various decisions regarding its post EU-status, markets may be further disrupted at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.

If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency, possibly resulting in the value of those investments declining significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Derivatives Risks

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. The Fund may, but is not required to, utilize derivatives transactions, including transactions involving futures contracts, forwards, options and over-the-counter derivatives contracts, for purposes such as to seek to earn income or enhance total return, facilitate portfolio management and mitigate risks. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Participation in derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested. If the Adviser’s predictions with respect to market conditions, liquidity, market values, interest rates and other applicable factors are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of derivatives transactions include:

•	dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the reference instrument;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain positions to avoid adverse tax consequences;

•

the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques;

•	the creditworthiness of counterparties;

•	if used for hedging purposes, the duration of the derivative instrument may be significantly different than the duration of the related liability or asset; and

•	volatility of interest rates and price of the reference instrument.

Certain derivatives transactions may be considered senior securities for the purposes of the 1940 Act unless the Fund segregates liquid assets or otherwise covers its obligations. To the extent the Fund segregates liquid assets or covers such obligations by entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and interpretations and guidance provided by the SEC staff. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

The Fund may be exposed to certain additional risks should the Adviser uses derivatives transactions as a means to synthetically implement the Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Adviser is seeking to replicate. There can be no assurance that the Adviser’s judgments regarding the correlation of any particular synthetic investment will be correct.

Risks Associated with Options on Securities. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. To the extent that the Fund writes covered put options, the Fund will bear the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock. To the extent that the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. See “Investment Objective and Policies—Additional Risks Relating to Derivative Instruments—Risks Associated with Options on Securities” in the Statement of Additional Information.

Swaps Risk. Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of derivative instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund (whether a clearing corporation in the case of cleared instruments or a third party). If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund. Counterparty risk with respect to certain derivatives may be further complicated by recently enacted U.S. financial reform legislation.

Other Investment Funds Risk

The Fund may invest in securities of other open-or closed-end investment companies, including exchange-traded funds. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment advisory fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus. To the extent the Fund invests in exchange-traded funds or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.

ETNs Risk

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Investments in such securities will have different tax characteristics than equity securities. An ETN may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN also incurs certain expenses not incurred by its applicable index. Certain securities that are part of the index tracked by an ETN may, at times, be unavailable, which may impede the ETN’s ability to track its index. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.

Financial Leverage Risk

Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which may create a conflict of interest between the Adviser and Common Shareholders. Because the Financial Leverage costs is borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost associated with Financial Leverage. Borrowings (and any Preferred Shares) have seniority over Common Shares.

If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.

Competition Risk

Recently alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective.

Affiliated Transaction Restrictions

From time to time, the Fund may “control” or may be an “affiliate,” each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Potential Conflicts of Interest of the Adviser

The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser, nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates or and other accounts achieve profits on their trading for proprietary or other accounts. The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise. See “Management of the Fund—Potential Conflicts of Interest” in the SAI.

Certain Business Relationships

Dan C. Tutcher, a Portfolio Manager of the Fund, presently serves on the board of Enbridge, Inc. (NYSE: ENB). As of the date of this Prospectus, Enbridge Inc. is the parent company of Spectra Energy Corp (NYSE: SE) and DCP Midstream Partners (NYSE: DCP) (collectively, the “Enbridge Companies”). As a board member, Mr. Tutcher attends quarterly board meetings for Enbridge, Inc. The Fund may from time to time invest in Enbridge Companies. In connection with any such investments, the Adviser has adopted policies and procedures that are designed to address potential conflicts of interest that may arise in connection with Mr. Tutcher’s service as a director of Enbridge Inc. Specifically, these policies and procedures, among other things; (i) establish information barriers designed to restrict Mr. Tutcher from sharing information regarding Enbridge Companies with other investment professionals of the Adviser, (ii) require Mr. Tutcher to recuse himself from any discussions by the Adviser’s Investment Committee involving Enbridge Companies and (iii) require that all trading decisions involving Enbridge Companies be made by other Portfolio Managers, without any input from Mr. Tutcher. While these policies and procedures are designed to allow the Fund to invest in Enbridge Companies, the policies and procedures may require the Adviser to restrict trading in Enbridge Companies from time to time, which may prevent the Fund from acquiring or disposing of securities of Enbridge Companies at a favorable time. In addition, as a result of these policies and procedures, the Fund will not benefit from Mr. Tutcher’s experience and expertise with respect to investments in Enbridge Companies.

Portfolio Turnover Risk

The Fund’s portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund’s investment decisions. High portfolio turnover may result in the Fund’s recognition of gains and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

Short Sales Risk

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund.

In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Finally, SEC, FINRA, or other regulations relating to short selling may restrict the Fund’s ability to engage in short selling.

Repurchase Agreement Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. In such an event, the Fund would subject to risks associated with possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. In addition, the exercise of the Fund’s right to liquidate the collateral underlying the repurchase agreement could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreement Risk

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Delay in Investing the Proceeds of this Offering

Although the Fund currently intends to invest the proceeds from an offering as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP and energy infrastructure company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP or energy infrastructure company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any payment of distributions to Common Shareholders. As a result, the return and yield on the Common Shares following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See “Use of Proceeds.”

Government Intervention in Financial Markets Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

The Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until it is known what policy changes are made and how those changes impact the Fund, we will not know if, overall, the Fund will benefit from them or be negatively affected by them.

In addition, the Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in the Fund’s shares and their indirect effect on the value of their assets, Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Fund. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Fund, or Fund shareholders.

LIBOR Risk

Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund utilizes leverage or borrowings primarily based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Market Discount Risk

The Fund’s Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to net asset value. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to net asset value. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the net asset value per share of the Common Shares purchased will be less than the purchase price paid. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the Common Shares trading at a discount. Recent developments regarding the energy sector and investor perception regarding the energy sector generally may adversely impact the market for the Common Shares and increase the likelihood that the Common Shares will trade at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s net asset value as a result of the Fund’s investment activities. The Fund’s net asset value will be reduced immediately following an offering of the Securities due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value, or at, below or above the public offering price for the Common Shares.

Cyber Security Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests in could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance costs and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Risks Associated with Offerings of Additional Common Shares

The voting power of current common shareholders will be diluted to the extent that current common shareholders do not purchase common shares in any future offerings of common shares or do not purchase sufficient common shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate net asset value per Common Share because the sale price will be less than the Fund’s then-current net asset value per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current net asset value per Common Share, shareholders would experience a dilution of the aggregate net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See “Description of Capital Structure—Common Shares—Issuance of Additional Common Shares.”

Preferred Shares Risk

The issuance of Preferred Shares causes the net asset value and market value of the Common Shares to become more volatile. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the Common Shares would be reduced. If the dividend rate on the Preferred Shares plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of Common Shares than if the Fund had not issued Preferred Shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of Common Shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of Common Shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares or of losing its ratings on the Preferred Shares, if applicable, or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares.

In addition, the Fund would pay (and the holders of Common Shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the shares of the Preferred Shares, including the management fees on the incremental assets attributable to such shares.

Holders of Preferred Shares may have different interests than holders of Common Shares and may at times have disproportionate influence over the Fund’s affairs. Holders of Preferred Shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, Preferred Shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Portfolio Guidelines of Rating Agencies for Preferred Shares.

In order to obtain and maintain attractive credit quality ratings for shares of Preferred Shares, the Fund must comply with investment quality, diversification, and other guidelines established by the relevant ratings agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

Additional Risks of Rights

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of Common Shares and Preferred Shares). Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. Such a reduction in net asset value per share may have the effect of reducing the market price of the shares. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current net asset value per share at the expiration of a Rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the Rights offering, and (ii) the Fund’s net asset value per share is above or below the subscription price on the expiration date of the Rights offering.

In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the Rights offering than prior to the Rights offering.

There is a risk that changes in market conditions may result in the underlying Common Shares or Preferred Shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the Rights, the number of Common Shares or Preferred Shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities.

Rights issued by the Fund may be transferable or non-transferable rights. In a non-transferable Rights offering, Common and/or Preferred Shareholders who do not wish to exercise their Rights will be unable to sell their Rights. In a transferable Rights offering, the Fund will use its best efforts to ensure an adequate trading market for the Rights; however, investors may find that there is no market to sell Rights they do not wish to exercise.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust, dated as of August 14, 2013 (the “Declaration of Trust”), and Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Fund’s Governing Documents.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Adviser

Brookfield Public Securities Group LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”). Founded in 1989, the Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with assets under management of approximately $500 billion as of September 30, 2019. In addition to the Fund, the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Adviser also provides advisory services to several other registered investment companies, including other closed-end funds. As of September 30, 2019, the Adviser and its affiliates had approximately $19 billion in assets under management. The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

Pursuant to the Advisory Agreement, the Adviser is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Board of Trustees. In addition, the Adviser furnishes offices, necessary facilities and equipment on behalf of the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees is available in the Fund’s semi-annual report to shareholders, for the period ended September 30, 2019.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Portfolio Management

Set forth below is information regarding the team of professionals at the Adviser primarily responsible for overseeing the day-to-day operations of the Fund.

Dan C. Tutcher. Dan C. Tutcher has been a portfolio manager of the Fund since its inception. Mr. Tutcher has been a Managing Director and Portfolio Manager for the Adviser since Brookfield’s acquisition of Center Coast in 2018. Mr. Tutcher’s day to day responsibilities include monitoring Brookfield’s portfolio, providing recommendations on buy and sell activity, and reviewing Brookfield’s research & analysis. Mr. Tutcher has over 40 years of industry experience owning, operating and acquiring MLPs. Previously, Mr. Tutcher was a founder and a Principal of Center Coast Capital Advisers, L.P. (“Center Coast”) since its inception in 2007. Prior to founding Center Coast, Mr. Tutcher was President of Enbridge Energy Company, Inc. and President and Director of Enbridge Energy Partners, L.P., from 2001 to 2006. Before his experience at Enbridge, Mr. Tutcher founded and served as Chairman of the Board, President and Chief Executive Officer of MidCoast Energy Resources, from its formation in 1992 until 2001, when Enbridge acquired MidCoast. In addition, Mr. Tutcher has been involved in the design, construction and operation of petroleum pipelines and all types of petroleum equipment and storage, as well as oil and gas exploration and production for over 40 years. Mr. Tutcher holds a B.B.A from Washburn University.

Robert T. Chisholm. Robert T. Chisholm has 19 years of midstream energy industry experience and has served as a portfolio manager of the Fund since its inception. Mr. Chisholm has been a Managing Director and Portfolio Manager for the Adviser since Brookfield’s acquisition of Center Coast in 2018. Mr. Chisholm’s day to day responsibilities include research & analysis of individual MLPs, quantitative & qualitative analysis of MLP holdings, and trading. Mr. Chisholm also serves on the Investment Committee. Previously, Mr. Chisholm served as a Senior portfolio manager of Center Coast since joining the firm during its inception in 2007. Prior to joining Center Coast, Mr. Chisholm was in Morgan Keegan’s Energy Investment Banking Division (from 2006 to 2007) and a Senior Project Adviser at Enbridge Energy Partners, LP (from 2002 to 2006), where he advised on over $8 billion of MLP mergers and acquisitions. Mr. Chisholm began his career in the energy industry at Koch Industries, Inc. where he served in various roles in their Capital Market, Hydrocarbon and Midstream groups. Mr. Chisholm holds an M.B.A from the McCombs School of Business at the University of Texas and a B.B.A in Finance from Texas Christian University.

Jeff A. Jorgensen. Jeff A. Jorgensen has served as a portfolio manager of the Fund since 2016. Mr. Jorgensen has been a Managing Director and Portfolio Manager for the Adviser since Brookfield’s acquisition of Center Coast in 2018. Previously, Mr. Jorgensen served as a senior portfolio manager and Director of Research for Center Coast and was responsible for leading Center Coast’s research efforts across all of its energy infrastructure investment products. Prior to joining Center Coast, Mr. Jorgensen served as an Executive Director in the Global Natural Resources Group of UBS Investment Bank where he focused on MLPs and other oil and gas sub-sectors. During his tenure at UBS, he worked on over $20 billion of MLP and energy equity offerings, $10 billion of M&A transactions and $20 billion of debt deals. His previous experience includes working as an investment banker with Morgan Stanley’s Global Energy Group and as an oil and gas finance attorney for Bracewell & Giuliani LLP. Prior to his professional career, Mr. Jorgensen was an outfielder in the Houston Astros organization. Mr. Jorgensen holds a J.D., with Honors, from the University of Texas School of Law and a B.A. in Economics, Managerial Studies and Sports Management from Rice University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, the portfolio managers’ ownership of securities of the Fund and information regarding certain potential conflicts of interest.

Administrator

Pursuant to an administration agreement (the “Administration Agreement”), the Adviser also performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board of Trustees; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund’s other service providers; review and adjust as necessary the Fund’s daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; and send periodic information (i.e., performance figures) to service organizations that track investment company information.

For its services under the Administration Agreement, the Adviser receives from the Fund an annual fee equal to 0.15% of its average weekly Managed Assets, payable monthly.

Sub-Administrator and Fund Accountant

Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS” or the “Sub-Administrator”) 1201 South Alma School Road, Suite 3000 Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to a fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the fund accountant for the Fund. USBFS provides certain accounting services to the Fund including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.

Pursuant to the Sub-Administration Agreement and Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives from the Adviser, as administrator to the Fund, an annual fee based upon the average net assets for the Brookfield fund complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Brookfield fund complex of $534,000. USBFS also is entitled to certain related fees, including out-of-pocket expenses.

Payment of Expenses

The Adviser is obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and compensation payable to the Sub-Administrator, pursuant to the Advisory Agreement and Administration Agreement, respectively, as well as the fees of all Trustees of the Fund who are officers or employees of the Adviser or its affiliates.

In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, organizational expenses, expenses for legal and the Fund’s independent registered public accounting firm’s services, stock exchange listing fees, costs of printing proxies, shareholder reports, charges of the Fund’s Custodian, charges of the Fund’s fund accountant, charges of the transfer agent and dividend disbursing agent, commission fees, expenses of Trustees’ and shareholders’ meetings, fees and expenses of Trustees who are not officers or employees of the Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

NET ASSET VALUE

The Fund determines the net asset value of its Common Shares as of the close of the customary trading session on the NYSE (normally 4:00 p.m. Eastern Time), or any earlier closing time that day, no less frequently than the last business day of each month. The net asset value of the Common Shares is calculated by subtracting the Fund’s total liabilities (including from current and deferred incomes taxes and from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. Information that becomes known to the Fund after the Fund’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s net asset value determined earlier that day.

The Fund values readily marketable securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the NASDAQ are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by the NASDAQ each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, the NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and ask prices at the close on those exchanges on which they are traded.

The Fund’s securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Fund values securities for which market quotations are not readily available, including restricted securities, in accordance with valuation guidelines adopted by the Board of Trustees, that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. The Fund values private company investments in accordance with these valuation guidelines. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’ net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

With respect to the Fund’s current private investment in a portfolio company, the Fund utilizes a discounted cash flow analysis which uses the projected cash flows of the portfolio company to estimate the enterprise value and equity value attributable to the Fund’s interest in the portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).

As part of this valuation process, the Fund estimates operating results of the portfolio company (including EBITDA and unlevered cash flow). These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. The Fund also consults with management of the portfolio company to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).

In addition, if the Adviser believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based upon such valuation guidelines.

Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

Deferred Tax Expense/Benefit

As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a “C” corporation for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for its deferred tax liability and/or asset.

The Fund will accrue a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s net asset value.

The Fund will accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with realized and unrealized net operating losses and capital losses. Any deferred tax asset will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SAFS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on future generation of taxable income. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund’s net assets and results of operations in the period it is recorded.

The Fund’s deferred tax liability and/or asset is estimated using estimates of effective tax rates expected to apply to taxable income in the years such taxes are realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in material increases or decreases in the Fund’s net asset value per share.

The Fund has recorded a valuation allowance of $20.1 million of the net deferred tax asset at September 30, 2019 as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Fund is subject to taxation of its taxable income, the net asset value of the Fund’s shares is reduced by the accrual of any deferred tax liabilities. Components of the Fund’s deferred tax assets and liabilities as of September 30, 2019 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)		[8,721,310	]
Capital loss carryforward (tax basis)		[17,122,547	]
Other future deductible difference		[914,458	]
Valuation Allowance		[(20,106,393	)]

Total deferred tax assets	$	[6,651,922	]

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)		[(6,651,922	)]

Total net deferred tax asset/(liability)		$—

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Tax Cuts and Jobs Act of 2017, which was signed into law on December 22, 2017, reduced the statutory income tax rate applicable to corporations, such as the Fund, from 35% to 21%. As a result, the Fund has adjusted its estimates of its net deferred tax asset balance to reflect the aforementioned reduction in the corporate rate. The Fund will continue to assess whether a valuation allowance is required based on the evaluation that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Further modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance could result in increases or decreases in the Fund’s net asset value per share, which could be material.

DISTRIBUTIONS

The Fund intends to make regular monthly cash distributions to its Common Shareholders.

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs to the Fund, a portion of the Fund’s distributions to Common Shareholders will consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, a portion of the distribution will constitute a tax-deferred return of capital to a Common Shareholder, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a tax-deferred return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in Common Shares. Such a reduction in basis will result in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells Common Shares, even if such Common Shares have not increased in value or have, in fact, lost value. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. Such capital gains may be long term or short term depending on each shareholder’s holding period in such Common Shares.

The Fund generally expects to pay distributions out of the distributions received by the Fund from the MLPs in which it invests, although the Fund expects a portion of such distributions paid by the Fund to be characterized as a return of capital for U.S. federal income tax purposes as a result of the tax characterization as a return of capital of a portion of the distributions from such MLPs. This differs from a distribution in excess of the Fund’s cash flows received that constitutes a return of shareholders’ invested capital. To the extent that the Fund makes a distribution that results in a return of Common Shareholders’ invested capital, the Fund will have less capital with which to make investments. The Fund anticipates that a portion of the Fund’s distributions will be characterized as return of capital. Therefore, Common Shareholders should not assume that the source of a distribution is from earnings and profits. Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. The Fund’s distribution rate will vary based upon the distributions received from underlying investments. The Fund cannot assure you, however, as to what percentage of the dividends paid on the Common Shares will consist of tax-deferred return of capital.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Fund’s good faith judgment, constitutes dividend income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

To permit the Fund to maintain more stable monthly distributions, the Fund may distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Over time, all the net investment income of the Fund will be distributed. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

For each year since inception of the Fund, distributions by the Fund have been as follows:

Fiscal period ended	Total distributions per Common Share	Percentage of distributions that constituted return of capital	Percentage of distributions that constituted taxable dividend income	Total net asset value return(1)	Total market value return(1)
September 30, 2019	$1.2504	100.0%	0.0%	(10.92)%	(11.32)%
September 30, 2018*	$0.9400	65.0%	35.0%	12.33%	13.20%
November 30, 2017	$1.2504	100.0%	0.0%	(6.59)%	(10.85)%
November 30, 2016	$1.2504	100.0%	0.0%	15.62%	17.61%
November 30, 2015	$1.2504	100.0%	0.0%	(40.75)%(2)	(37.97)%(2)
November 30, 2014	$1.2504	12.8%	87.2%	11.94%	13.49%
November 30, 2013**	$0.2084	100.0%	0.0%	1.88%(3)	(7.18)%(3)

*	The Fund changed its fiscal year end from November 30 to September 30. Amounts shown are for the ten month period ended from December 1, 2017 to September 30, 2018.

**	Initial fiscal period from September 26, 2013 to November 30, 2013.

(1)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(2)

Includes dilution (net of offering costs) of approximately $1.11 to net asset value per share resulting from the Fund’s transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at a subscription price per share below the then-current net asset value per share of the Fund.

(3)	Not Annualized.

DIVIDEND REINVESTMENT PLAN

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by the agent under the Plan, American Stock Transfer & Trust Company, LLC (the “Plan Agent”), unless the shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the Fund’s dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact the Plan Agent in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Participants that direct a sale of Common Shares through the Plan Agent are subject to a sales fee of $15.00 plus $0.10 per share sold.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, American Stock Transfer & Trust Company, LLC, Attn: Dividend Reinvestment Department, P.O. Box 922, New York, New York 10269-0560, e-mail: info@amstock, phone number: (866) 668-6549.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of May 3, 2013. The following is a brief description of the terms of the Common Shares, subscription rights to purchase Common Shares, Borrowings and Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”).

Common Shares

Pursuant to the Declaration of Trust, the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offerings of Common Shares will require approval by the Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “CEN.” Series A Mandatory Redeemable Preferred Shares (“Series A Shares”) are not listed on a stock exchange.

The Fund’s net asset value per share generally increases and decreases based on the market value of the Fund’s securities. Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See “Use of Proceeds.”

The Fund will not issue certificates for Common Shares.

Issuance of Additional Common Shares. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current net asset value, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at price below net asset value in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below net asset value will be disclosed in the Prospectus Supplement relating to any such offering of Common Shares at a price below net asset value. Until such consent of Common Shareholders, if any, is obtained, the Fund may not sell Common Shares at a price below net asset value. Because the Fund’s advisory fee is based upon average Managed Assets, the Adviser’s interest in recommending the issuance and sale of Common Shares at a price below net asset value may conflict with the interests of the Fund and its Common Shareholders.

Subscription Rights to Purchase Common Shares

The Fund may issue subscription rights to holders of Common Shares to purchase Common Shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of Common Shares, the Fund would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each Common Share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right the Fund may have in connection with such subscription rights offering;

•	the expected trading market, if any, for Rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement, the Fund would issue, as soon as practicable, the Common Shares purchased as a result of such exercise. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Borrowings

The Fund’s Governing Documents provide that the Board of Trustees may authorize the borrowing of money by the Fund, without the approval of the holders of the Common Shares. The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. Any such Borrowings would be subject to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund generally is not permitted to engage in Borrowings unless, immediately after the Borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, the Fund maintains asset coverage with respect to its Borrowings of 300%. However, the foregoing restriction does not apply with respect to certain types of Borrowings, including a line of credit or other privately arranged borrowings from a financial institution. In addition, agreements related to such Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. Any Borrowing by the Fund, other than for temporary purposes, would constitute Financial Leverage and would entail special risks to Common Shareholders.

Credit Facility. The Fund has established a revolving credit agreement (the “Credit Agreement”) with BNPP for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Credit Facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. As of September 30, 2019, the Fund had outstanding borrowings under the Credit Agreement of $[82.5] million (representing approximately [18.7]% of the Fund’s Managed Assets). Amounts drawn under the Credit Facility may vary over time and such amounts will be reported in the Fund’s audited and unaudited financial statements contained in the Fund’s annual and semi-annual reports to shareholders.

Preferred Shares

The Fund’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. The Fund may utilize Preferred Shares to the maximum extent permitted by the 1940 Act. Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Under the 1940 Act, the Fund may only issue one class of Preferred Shares.

The Fund has outstanding 2,000 shares of Series A Shares having an aggregate liquidation preference of $50 million. The Series A Shares are not listed on a stock exchange. The Series A Shares pay quarterly cash dividends at a rate of 4.29% per annum. The Series A Shares have a term redemption date of September 26, 2026. The terms of the Series A Shares provide that: (i) the Fund may redeem the Series A Shares at its option at the liquidation preference plus accrued and unpaid dividends and plus a make-whole premium; (ii) the Fund is required to redeem the Series A Shares upon failure to maintain certain asset coverage tests; and (iii) the Fund is required to redeem the Series A Shares on the term redemption date of September 22, 2026.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Series A Shares will be entitled to receive a preferential liquidating distribution, equal to $25,000 per Series A Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Series A Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times (the “Preferred Share Trustees”). The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In connection with the issuance of the Series A Shares, Stuart A. McFarland and Heather S. Goldman were designated by the Board of Trustees as the Preferred Share Trustees of the Fund. Holders of the Series A Shares, and not Common Shareholders, will be entitled to vote on the election of each Preferred Share Trustee at the scheduled shareholder meeting at which such Preferred Share Trustee’s term expires. In addition, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred

Shares are unpaid. The 1940 Act also requires that, in addition to any approval by the shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the governing documents of the Fund, holders of Series A Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Series A Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Series A Shares in a manner different from that of other separate series of classes of the Trust’s shares of beneficial interests.

Preferred Shares Dividends. The Fund pays quarterly dividends on the Series A Shares at a dividend rate equal to 4.29% per annum. The dividend rate is adjusted based on the strength of the credit rating assigned to the outstanding Preferred Shares of the Fund by certain rating agencies. The Series A Shares have been assigned a rating of “A” by Fitch Ratings, Inc. If the ratings of the Series A Shares are downgraded, the Fund’s dividend expense may increase. While the Fund has Preferred Shares outstanding, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%. The terms of any Preferred Shares issued by the Fund may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. So long as the Series A Shares are outstanding, Common Shareholders will not be entitled to receive any distributions unless (1) the Fund has paid all accumulated dividends due on the Series A Shares on or prior to the date of such distribution; (2) the Fund has redeemed the full number of Series A Shares required to be redeemed by any provision for mandatory redemption contained in the statement of preferences of the Series A Shares; (3) the Fund’s asset coverage would be at least 225%; and (4) the assets in the Fund’s portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions. The Preferred Shareholders have rights as to the payment of dividends or interest on the Preferred Shares and the distribution of assets upon liquidation of the Fund, which rights rank senior to those of the Common Shareholders.

Issuance of Preferred Shares constitutes Financial Leverage and entails special risks to Common Shareholders. Common Shareholders will bear the offering costs of the issuance of any Preferred Shares by the Fund. Holders of Common Shares have no preemptive right to purchase any Preferred Shares issued by the Fund.

Subscription Rights to Purchase Preferred Shares

The Fund may issue subscription rights to holders of Preferred Shares to purchase Preferred Shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of Preferred Shares, the Fund would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which the Prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each Preferred Share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right the Fund may have in connection with such subscription rights offering;

•	the expected trading market, if any, for Rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement, the Fund would issue, as soon as practicable, the Preferred Shares purchased as a result of such exercise. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Outstanding Securities

The following table provides information about the outstanding securities of the Fund as of September 30, 2019:

Title of Class	Amount Authorized		Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares of Beneficial Interest, par value $0.01 per share	Unlimited		—	[42,748,41	]
Series A Mandatory Redeemable Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share	[2,000	]	0	[2,000	]

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Board of Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two-years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any dividend reinvestment plan);

•

the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•

the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To liquidate the Fund, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See “Additional Information” in the SAI.

CLOSED-END FUND STRUCTURE

Closed-end management investment companies (“closed-end funds”) differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Repurchase of Common Shares

The Board of Trustees will review periodically the trading range and activity of the Fund’s Common Shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

Conversion to Open-End Fund

To convert the Fund to an open-end management investment company, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such action has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end management investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end management investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.

In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. If the Fund were converted to an open-end management investment company, it is likely that new Common Shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies.

Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company.

Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. In the event of conversion, the Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors could incur brokerage costs in converting such securities to cash.

TAXATION

The following is a summary of the U.S. federal income tax considerations generally applicable to investors that acquire Common Shares or Preferred Shares and that hold such Common Shares or Preferred Shares as capital assets (generally, for investment). For purposes of this discussion under “TAXATION,” Common Shares and Preferred Shares are collectively referred to as the “Shares.” A more detailed discussion of the tax rules applicable to the Fund and its Common and Preferred Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to the Fund, or which may be important to particular shareholders in light of their individual investment circumstances or to shareholders subject to special tax rules, such as shareholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding Shares in connection with a hedging, straddle, conversion or other integrated transaction, persons with a functional currency other than the U.S. dollar, shareholders who contribute assets other than cash to the Fund in exchange for Shares, and, except as otherwise explicitly provided below, non-U.S. investors. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors must consult their tax advisers as to the U.S. federal income tax consequences of acquiring, holding and disposing of Shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is one of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

For purposes of this summary, a “Non-U.S. Shareholder” is a beneficial owner (other than a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. Shareholder.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership.

Partners of partnerships that hold Shares should consult their tax advisers.

Taxation of Subscription Rights for Common Shareholders

The value of a subscription right will not be includible in the income of a common shareholder at the time the subscription right is issued.

The basis of a subscription right issued to a common shareholder will be zero, and the basis of the share with respect to which the subscription right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the subscription right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the subscription right a portion of the basis of the old share. If either (a) or (b) applies, such shareholder must allocate basis between the old share and the subscription right in proportion to their fair market values on the date of distribution.

The basis of a subscription right purchased in the market will generally be its purchase price.

The holding period of a subscription right issued to a common shareholder will include the holding period of the old share. No gain or loss will be recognized by a common shareholder upon the exercise of a subscription right.

No loss will be recognized by a common shareholder if a subscription right distributed to such common shareholder expires unexercised because the basis of the old share may be allocated to a subscription right only if the subscription right is exercised. If a subscription right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the subscription right.

Any gain or loss on the sale of a subscription right will be a capital gain or loss if the subscription right is held as a capital asset (which in the case of subscription rights issued to common shareholders will depend on whether the old share of common stock is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

Taxation of Subscription Rights for Preferred Shareholders

As more fully described below, upon receipt of a subscription right, a preferred shareholder generally will be treated as receiving a taxable distribution in an amount equal to the fair market value of the subscription right the preferred shareholder receives.

To the extent that the distribution is made out of the Fund’s earnings and profits, the subscription right will be a taxable dividend to the preferred shareholder. If the amount of the distribution received by the preferred shareholder exceeds such shareholder’s proportionate share of the Fund’s earnings and profits, the excess will reduce the preferred shareholder’s tax basis in the shares of preferred stock with respect to which the subscription right was issued (the old share). To the extent that the excess is greater than the preferred shareholder’s tax basis in the old shares, such excess will be treated as gain from the sale of the old shares. If the preferred shareholder held the old shares for more than one year, such gain will be treated as long-term capital gain.

A preferred shareholder’s tax basis in subscription rights received will equal the fair market value of the subscription rights on the date of the distribution.

A preferred shareholder who allows the subscription rights received to expire generally will recognize a short-term capital loss. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 of capital losses may be offset against ordinary income).

A preferred shareholder who sells the subscription rights will recognize a gain or loss equal to the difference between the amount realized on the sale and the preferred shareholder’s tax basis in the subscription rights as described above.

A preferred shareholder will not recognize any gain or loss upon the exercise of subscription rights received in a rights offering. The tax basis of the shares acquired through exercise of the subscription rights (the new shares) will equal the sum of the subscription price for the new shares and the preferred shareholder’s tax basis in the subscription rights as described above. The holding period for the new shares acquired through exercise of the subscription rights will begin on the date on which the subscription rights are exercised.

The Fund

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at regular corporate rates. In addition, as a regular corporation, the Fund is subject to state income tax by reason of its investments in equity securities of MLPs. Therefore, the Fund may have state income tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the Shares. The extent to which the Fund is required to pay U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on the Shares.

The Fund intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. If cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for U.S. federal income tax purposes to the extent of the Fund’s basis in such MLPs. No assurance, however, can be given in that cash distributions received with respect to investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLP. If the amount of taxable income allocable to limited partners or members by the MLPs in which the Fund invests is larger than expected, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at regular corporate rates, regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund’s current taxes payable. In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships. In addition, because the Fund is a corporation, it is not eligible for the 20% deduction for “qualified business income” available for certain income attributable to some investments in MLPs.

Certain of the Fund’s investment practices, such as engaging in short sales or investing in pay-in-kind securities, derivatives, or other financially complex investments, are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders

Distributions. Distributions by the Fund of cash or property in respect of the Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of the Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Shares (reducing the tax basis in the Shares accordingly), and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Shares for more than one year. In determining the extent to which a distribution will be treated as having been made from our earnings and profits, our earnings and profits will be allocated on a pro rata basis first to distributions with respect to our Preferred Shares, and then to our Shares.

The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income. Based upon the Fund’s review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s current and accumulated earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the Shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the Fund will invest a substantial portion of its Managed Assets in energy-related MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

Sales of Shares. Upon the sale, exchange or other taxable disposition of Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the Shares. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at special reduced capital gains rates. The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder’s adjusted tax basis in its Shares may be less than the price paid for the Shares as a result of distributions by the Fund made on the Shares in excess of the Fund’s earnings and profits (i.e., returns of capital).

Non-U.S. Shareholders

The following discussion is a summary of certain United States federal income tax consequences that will apply to Non-U.S. Shareholders. Special rules may apply to certain Non-U.S. Shareholders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Such Non-U.S. Shareholders should consult their tax advisers to determine the United States federal, state, local and other tax consequences that may be relevant to them.

Distributions. The gross amount of distributions by the Fund in respect of Shares will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a Non-U.S. Shareholder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a Non-U.S. Shareholder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on a Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the Non-U.S. Shareholder were a “United States person” as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A Non-U.S. Shareholder who wishes to claim the benefits of an applicable income tax treaty for dividends will be required (a) to complete Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a “United States person” as defined under the Code and is eligible for treaty benefits or (b) if Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations.

A Non-U.S. Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the Shares (reducing the tax basis in the Shares accordingly), and thereafter as capital gain. Capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Sales of Shares.”

Sales of Shares. A Non-U.S. Shareholder generally will not be subject to United States federal income tax on any gain realized on the disposition of Shares unless:

•

the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the Non-U.S. Shareholder);

•	the Non-U.S. Shareholder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•

the Fund is or has been a “United States real property holding corporation,” as described below (a “USRPHC”), at any time within the shorter of the five-year period ending on the date the Shares are sold or the period that such Non-U.S. Shareholder held the Shares. However, even if the Fund is a USRPHC during such period, a Non-U.S. Shareholder will not be subject to U.S. federal income tax on a disposition of Shares under the rule referred to in this bullet so long as (i) the Non-U.S. Shareholder did not own (directly, indirectly, or constructively) more than 5% of the Shares at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Shareholder held Shares, and (ii) the shares disposed of are treated as regularly traded on an established securities market. If the exception described in the preceding sentence were not satisfied, a Non-U.S. Shareholder would generally be subject to U.S. federal income tax on a disposition of Shares as if the gain were effectively connected with the conduct of the Non-U.S. Shareholder’s trade or business in the United States, as discussed below (except that the branch profits tax described below would not apply). In addition, if we are a USRPHC and Shares are not treated as regularly traded on an established securities market, a buyer of such shares from a Non-U.S. Shareholder generally would be required to withhold tax in an amount equal to 15% of the amount realized by the Non-U.S. Shareholder on the sale or other taxable disposition of the shares. The Fund believes the Shares qualify as being regularly traded on an established securities market. The rules regarding USRPHCs are complex, and Non-U.S. Shareholders are urged to consult with their tax advisers on the application of these rules based on their particular circumstances.

Gain or loss that is effectively connected with a Non-U.S. Shareholder’s conduct of a trade or business within the United States (and, if required by an applicable tax treaty, that is attributable to a U.S. permanent establishment of such Non-U.S. Shareholder) will generally be subject to U.S. federal income tax on a net income basis generally in the same manner as if the Non-U.S. Shareholder were a “United States person” as defined under the Code. In the case of a Non-U.S. Shareholder that is a foreign corporation, such gain may also be subject to an additional branch profits tax at a rate of 30% (or a lower applicable treaty rate). If a Non-U.S. Shareholder is an individual that is present in the United States for 183 or more days in the taxable year of disposition and certain other requirements are met, the Non-U.S. Shareholder generally will be subject to a flat income tax at a rate of 30% (or lower applicable treaty rate) on any capital gain recognized on the disposition of Shares, which may be offset by certain U.S. source capital losses.

Generally, the Fund will be a USRPHC if the fair market value of its “United States real property interests,” as defined in the Code and applicable Treasury Regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund has not made a determination as to whether it is currently a USRPHC. Non-U.S. Shareholders should consult their tax advisers concerning our status as a USRPHC and the tax considerations relevant to the disposition of shares in a USRPHC.

Additional Withholding Requirements. Under Sections 1471 through 1474 of the Code, the relevant withholding agent may be required to withhold 30% of any dividends to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners (as defined in the Code) or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. Non-U.S. Shareholders should consult their tax advisers regarding these additional withholding requirements.

Tax Risks

Investing in Shares involves certain tax risks, which are more fully described in the section “Risks—Tax Risks.”

PLAN OF DISTRIBUTION

The Fund may sell Common Shares, Preferred Shares, or Rights on an immediate, continuous or delayed basis, in one or more offerings under this Prospectus and any related Prospectus Supplement. The aggregate amount of Securities that may be offered by the Fund is limited to $150,000,000. The Fund may offer Common Shares, Preferred Shares or Rights pursuant to this Prospectus: (1) directly to one or more purchasers, including existing shareholders in a rights offering; (2) through agents; (3) through underwriters or (4) through dealers.

Each Prospectus Supplement relating to an offering of Securities will state the terms of the offering, including as applicable:

•	the names and addresses of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•	the public offering or purchase price of the offered Securities and the net proceeds the Fund will receive from the sale; and

•	any securities exchange on which the offered Securities may be listed.

In the case of a Rights offering, the applicable Prospectus Supplement will set forth the number of Common or Preferred Shares issuable upon the exercise of each right and the other terms of such rights offering.

Direct Sales

The Fund may sell Securities directly to, and solicit offers from, institutional investors or others. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

The Fund may offer Securities through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in a Prospectus Supplement. Unless otherwise indicated in a Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

The Fund may offer and sell Securities from time to time to one or more underwriters who would purchase the Securities as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Securities to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in a Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Securities for whom they may act as agent. Unless otherwise stated in a Prospectus Supplement, the underwriters will not be obligated to purchase Securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Securities, they will be required to purchase all of the offered Securities. The underwriters may sell the offered Securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

In connection with an offering of Common Shares, if a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in a Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

The Fund may offer to sell Securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other Security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer. An overallotment in connection with an offering creates a short position in the Common Shares for the underwriter’s own account. An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares. Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other Securities in the open market in order to reduce a short position created in connection with the offering. The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise. Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered Securities are sold for offering and sale may make a market in the offered Securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

In connection with any Rights offering, the Fund may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Shares remaining unsubscribed for after the Rights offering.

Under agreements entered into with the Fund, underwriters and agents and related persons (or their affiliates) may be entitled to indemnification by the Fund and the Adviser against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund and its affiliates in the ordinary course of business. To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of portfolio transactions for the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any Security being sold.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Securities not yet issued as of the date of this Prospectus.

The Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Securities for sale to their online brokerage account holders. Such allocations of Securities for internet distributions will be made on the same basis as other allocations. In addition, Securities may be sold by the underwriters to securities dealers who resell Securities to online brokerage account holders.

CUSTODIAN, SUB-ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND DIVIDEND

DISBURSING AGENT

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average daily market value of the Fund’s portfolio assets, plus certain charges for securities transactions and out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 1201 South Alma School Road, Suite 3000 Mesa, Arizona 85210, serves as the Fund’s sub-administrator and is compensated for its services by the Adviser, as administrator to the Fund.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant for the Fund.

American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent, registrar and dividend disbursing agent for the Common Shares. American Stock Transfer & Trust Company, LLC is located at 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Paul Hastings LLP, New York, New York, in connection with the offering of Securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                                     ] serves as the independent registered public accounting firm of the Fund and is expected to audit the financial statements of the Fund annually. [                                    ] is located at [                                                                             ].

ADDITIONAL INFORMATION

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Securities offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE STATEMENT

OF ADDITIONAL INFORMATION

Center Coast Brookfield MLP & Energy Infrastructure Fund

Common Shares

Preferred Shares

Subscription Rights for Common Shares

Subscription Rights for Preferred Shares

PROSPECTUS

[             ], 20[     ]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject To Completion Preliminary Prospectus dated December 27, 2019

Center Coast Brookfield MLP & Energy Infrastructure Fund

Statement of Additional Information

Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company. The Fund’s investment objective is to obtain a high level of total return, with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. There can be no assurance that the Fund’s investment objective will be achieved.

This Statement of Additional Information (“SAI”) related to the offering, from time to time, up to $300,000,000 aggregate initial offering price of common shares, par value $0.01 per share (“Common Shares”), and/or preferred shares and (“Preferred Shares”), and/or subscription rights to purchase Common Shares or Preferred Shares (“Rights,” and together with the “Common Shares,” and the “Preferred Shares,” “Securities”) in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). This SAI is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated [             ], 20[     ] (the “Prospectus”), and any related supplement to the Prospectus (each, a “Prospectus Supplement”). Investors should obtain and read the Prospectus and any related Prospectus Supplement prior to purchasing Securities. A copy of the Prospectus and any related Prospectus Supplement may be obtained, without charge, by calling the Fund at (855) 777-8001.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”). The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information dated [         ], 20[     ]

THE FUND

The Fund is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “CEN.” The Fund’s Series A Mandatory Redeemable Preferred Shares (“Series A Shares”) are not listed on a stock exchange.

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectus.

REITs. Real estate investment trusts (“REITs”) possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Royalty Trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Securities Subject to Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations associated with non-U.S. securities.

Zero Coupon Securities and Payment-In-Kind Securities. The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash. Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Equity-Linked Notes. Equity-linked notes are hybrid securities with characteristics of both debt and equity securities. An equity-linked note is a debt security, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on the decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

Derivative Instruments

Swaps. Swap contracts may be purchased or sold to obtain investment exposure in and/or to hedge against fluctuations in the prices of securities or other financial instruments, currencies, interest rates, credit risk or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, loans, baskets of currencies or securities, indices or other financial instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Adviser requires counterparties to have a minimum credit rating of A from Moody’s (or comparable rating from another rating agency) and monitors such rating on an ongoing basis. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are traded in the over-the-counter market and may be subject to mandatory clearing and listing on an exchange or swap execution facility pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

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Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

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Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include loans, securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

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Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

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Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification. As the seller of a credit default swap, the Fund will segregate cash or liquid assets in an amount at least equal to the notional value of the swap, less any amounts owed to the Fund under such swap and has added the requested disclosure.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market conditions, liquidity, market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Options. The Fund may purchase or sell, i.e., write, call or put options on securities and securities indices or on currencies, which options are listed on a national securities exchange or traded in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Fund’s board of trustees (“Board of Trustees”)) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above. A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Exchange Traded and Over-The-Counter Options. The Fund may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund’s use of options will be successful.

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Futures Contracts and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities, securities indices and other financial instruments. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund’s use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions. Futures transactions and options on futures must be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Additional Risks Relating to Derivative Instruments

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

To the extent that the Fund writes covered put options, the Fund will bear the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Call Option Writing Risks. To the extent that the Fund writes covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Special Risk Considerations Relating to Futures and Options Thereon. Futures and options on futures entail certain risks: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged and losses from investing in futures transactions that are potentially unlimited The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If the Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Segregation and Cover Requirements. Certain derivatives transactions may be considered senior securities for the purposes of the 1940 Act unless the Fund segregates liquid assets or otherwise covers its obligations. To the extent the Fund segregates liquid assets or covers such obligations by entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and interpretations and guidance provided by the SEC staff. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1⁄3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the

United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

1.          Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2.          Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities.

3.          Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

4.          Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from investing in entities formed to hold specific energy or infrastructure assets or from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.          Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1⁄3% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6.          Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, except that the Fund will concentrate its investments in the industry or group of industries constituting the energy sector; provided that this concentration limitation does not apply to (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) tax-exempt securities issued by state and municipal governments or their political subdivisions, agencies, authorities and instrumentalities, and (c) securities issued by other investment companies, which shall not constitute any industry.

Unless otherwise stated, all other investment policies of the Fund set forth in the Prospectus and this SAI are not considered fundamental policies and may be changed by the Board of Trustees without any vote of shareholders.

MANAGEMENT OF THE FUND

Board of Trustees

Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser.

At a special meeting of the shareholders of the Fund held on January 23, 2018, shareholders elected a new slate of trustees who are the members of the boards of trustees/directors of other funds managed by the Adviser. The newly elected Trustees of the Fund were seated as Trustees of the Fund, and the terms of the former Trustees (the “Former Trustees”) ended, on February 2, 2018. The Trustees’ occupations and other directorships held by the Trustees during the past five years are listed below.

Name, Address(1) and Year of Birth	Positions Held with the Trust	Length of Time Served(2)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees
Heather S. Goldman † Year of birth: 1967	Trustee	Since February 2018	Global Head of Marketing and Business Development of the Adviser (2011-2013); Co-Founder & CEO of Capstak, Inc. (2014- Present).	10	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Chairman of Capstak, Inc. (2016-2018).

Edward A. Kuczmarski Year of birth: 1949	Trustee	Since February 2018	Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013).	10	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).

Name, Address(1) and Year of Birth	Positions Held with the Trust	Length of Time Served(2)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Stuart A. McFarland † Year of birth: 1947	Trustee	Since February 2018	Managing Partner of Federal City Capital Advisers (1997- Present).	10	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).

Louis P. Salvatore Year of birth: 1946	Trustee	Since February 2018	Employee of Arthur Andersen LLP (2002-Present).	10

Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-2018); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011).

Interested Trustee

David Levi* Year of birth: 1971	Trustee	Since February 2018	President of the Adviser (2016- Present); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10	Director/Trustee of several investment companies advised by the Adviser (2017-Present).

*	Mr. Levi is an interested person of the Fund because of his position as an officer of the Adviser and certain of its affiliates.

†

Ms. Goldman and Mr. McFarland are designated as the Preferred Share Trustees of the Fund. Holders of the Series A Shares, and not Common Shareholders, will be entitled to vote on the election of each Preferred Share Trustee at the scheduled shareholder meeting at which such Preferred Share Trustee’s term expires.

(1)	The business address of each Trustee is c/o Brookfield Place 250 Vesey Street New York, NY 10281-1023.

(2)	Each Trustee is expected to serve a term concurrent with the class of Trustees for which he serves.

•	Mr. Levi, as a Class I Trustee, is expected to stand for re-election at the Fund’s 2021 annual meeting of shareholders.
•	Mr. Kuczmarski and Mr. McFarland, as Class II Trustees, are expected to stand for re-election at the Fund’s 2022 annual meeting of shareholders.
•	Ms. Goldman and Mr. Salvatore, as Class III Trustees, are expected to stand for re-election at the Fund’s 2020 annual meeting of shareholders.

(3)

Each Trustee currently serves as director or trustee of ten funds in the Brookfield fund complex, including Brookfield Investment Funds (7 series of underlying portfolios), Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Real Assets Income Fund Inc. and the Fund.

Officers

The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund were appointed by the Board effective as of February 2, 2018 and will serve until their respective successors are chosen and qualified. The principal business address of each prospective executive officer will be 250 Vesey Street, New York, NY 10281.

Name and Year of Birth	Prospective Position	Principal Occupation During the Past Five Years

Brian F. Hurley Year of birth: 1977	President	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017), General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014).

Angela W. Ghantous Year of birth: 1975	Treasurer	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).

Name and Year of Birth	Prospective Position	Principal Occupation During the Past Five Years

Thomas D. Peeney Year of birth: 1973	Secretary	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).

Adam Sachs Year of birth: 1984	Chief Compliance Officer (“CCO”)	Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Casey Tushaus Year of birth: 1982	Assistant Treasurer	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).

Mohamed Rasul Year of birth: 1981	Assistant Treasurer	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014-Present); Senior Accountant of the Adviser (2012-2014).

Additional Information Concerning the Board of Trustees

The Role of the Board. The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board approves all significant agreements between the Fund and its service providers. The Board has elected senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund’s investment activities and performance. The Board has elected a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which typically are held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Leadership Structure. The Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. 80% of the members of the Board, including the Chairman of the Board, are not “interested persons,” as defined in the 1940 Act, of the Fund (the “Independent Trustees”), which are Trustees that are not affiliated with the Adviser or its affiliates. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. The Audit Committee, Nominating and Compensation Committee and QLCC are each comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. Mr. Kuczmarski serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit

Committee meetings. The Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function. For example, although the 1940 Act requires that at least 40% of a fund’s trustees not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Independent Trustees should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund Stockholders. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee of the Fund in light of the Fund’s business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Trustee and certain of their Trustee Attributes. Although the information provided below, and in the table above, is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses to demonstrate that the Trustees have the appropriate Trustee Attributes to serve effectively as Trustees of the Fund. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to stockholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Fund.

•

Edward A. Kuczmarski — In addition to his tenure as a trustee/director of funds in the Fund Complex, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Trustees, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•

Stuart A. McFarland — In addition to his tenure as a trustee/director of funds in the Fund Complex, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of

Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisers. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•

Heather S. Goldman — In addition to his tenure as a trustee/director of funds in the Fund Complex, Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management business in New York. Ms. Goldman is Co-Founder, Co-CEO and Chairman of Capstak, Inc. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

•

Louis P. Salvatore — In addition to his tenure as a trustee/director of funds in the Fund Complex, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

•

David Levi — Mr. Levi is President of the Adviser and a Managing Partner of Brookfield Asset Management. He has 22 years of experience and oversees all non-investment aspects of the business including marketing and client service, finance, legal and operations. Mr. Levi’s background includes extensive distribution and business development experience within the institutional, high net worth, retail and distribution platform markets. Prior to joining the Adviser in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior roles within J.P. Morgan Asset Management. Mr. Levi holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.

Board Committees

Audit Committee. The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which currently consists of Messrs. Salvatore, Kuczmarski and McFarland and Ms. Goldman, all of whom are Independent Trustees. The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditors, to review with the Fund’s auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. The Audit Committee held four meetings during the fiscal period ended September 30, 2019. In each instance all members of the Audit Committee attended all of the Audit Committee meetings. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that Messrs. Salvatore, McFarland and Kuczmarski each qualify and are designated as an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Fund’s Board of Trustees has adopted a written charter for its Audit Committee, which is available on the Fund’s website at https://publicsecurities.brookfield.com/en. A copy of the Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee. The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman, all of whom are Independent Trustees and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee. The Nominating and Compensation Committee held two meeting during the fiscal period ended September 30, 2019. In each instance all members of the Nominating and Compensation Committee attended all of the Nominating and Compensation Committee meetings. The function of the Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Trustees. The Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund’s shares. When identifying and evaluating prospective nominees, the Nominating and Compensation Committee reviews all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committee first determines if the prospective nominee(s) meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those proposed nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are nominated for election by the Committee.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable. The Fund’s Nominating and Compensation Committee also determines the compensation paid to the Independent Directors. The Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund’s website at https://publicsecurities.brookfield.com/en. A copy of the Fund’s Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Qualified Legal Compliance Committee. The Fund has a standing Qualified Legal Compliance Committee (“QLCC”). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Trustee, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. The QLCC currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman. The QLCC meets as needed, and did not meet during the fiscal period ended September 30, 2019. In each instance all members of the QLCC attended all of the QLCC meetings.

Board Meetings

During the fiscal period ended September 30, 2019, the Board held four meetings. The Fund’s Fund Governance Policies and Procedures provide that the Chairman of the Board, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Beneficial Ownership of Securities

As of December 31, 2018, each Trustee beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees
Heather A. Goldman	None	Over $100,000
Edward A. Kuczmarski	$50,001-$100,000	Over $100,000
Stuart A. McFarland	None	Over $100,000
Louis P. Salvatore	None	Over $100,000
Interested Trustee
David Levi	None	Over $100,000

(1)	There are ten funds, including the Fund, in the “Family of Investment Companies.”

Remuneration of Trustees and Officers

The following table sets forth the compensation paid to each Trustee and Trustee Nominee by the Fund and the total compensation paid to each Trustee and Trustee Nominee by funds in the Fund Complex, during the calendar year ended December 31, 2018. The Fund’s officers receive no compensation from the Fund but may be officers or employees of the Adviser and may receive compensation in such capacities.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund Complex(2) Paid to Trustee
Independent Trustees
Heather A. Goldman	$20,232	None	None	$165,019
Edward A. Kuczmarski	$23,792	None	None	$194,539
Stuart A. McFarland	$20,232	None	None	$165,019
Louis P. Salvatore	$23,792	None	None	$194,539
Interested Trustee
David Levi	N/A	None	None	N/A

(1)	The Fund does not accrue or pay retirement or pension benefits to Trustees.

(2)	There are ten funds, including the Fund, in the current “Fund Complex.”

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Advisory Agreement

Brookfield Public Securities Group LLC serves as the Fund’s investment adviser. Founded in 1989, the Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with assets under management of approximately $500 billion as of September 30, 2019. In addition to the Fund, the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Adviser also provides advisory services to several other registered investment companies, including other closed-end funds. As of September 30, 2019, the Adviser and its affiliates had approximately $19 billion in assets under management. The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

Pursuant to the Advisory Agreement, the Adviser is responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Board of Trustees. In addition, the Adviser furnishes offices, necessary facilities and equipment on behalf of the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund’s average daily Managed Assets.

Pursuant to its terms, the Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Center Coast” and “Brookfield” are the Adviser’s property and that in the event the Adviser ceases to act as an investment Adviser to the Fund, the Fund will change its name to one not including “Center Coast” or “Brookfield.”

Prior to its acquisition by Brookfield on February 2, 2018, Center Coast Capital Advisers, LP (“Center Coast”) served as the Fund’s investment adviser. For the Fund’s fiscal year ended November 30, 2017, Center Coast received from the Fund advisory fees of $3,801,079. For the Fund’s fiscal period ended September 30, 2018, the Adviser received from the Fund advisory fees of $3,246,892. For the Fund’s fiscal year ended September 30, 2019, the Adviser received from the Fund advisory fees of $4,048,596.

Other Agreements

Administration Agreement. Pursuant to an administration agreement (the “Administration Agreement”), the Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Adviser provides to the Fund pursuant to the Advisory Agreement. For its services under the Administration Agreement, the Adviser receives from the Fund an annual fee equal to 0.15% of its average weekly Managed Assets, payable monthly.

The Fund entered the Administration Agreement as of April 6, 2018. Prior to April 6, 2018, UMB Fund Services, Inc. (“UMB”) served as the Fund’s administrator pursuant to an administration agreement. For the Fund’s fiscal year ended November 30, 2017, UMB received from the Fund administrative fees of $152,831. For the Fund’s fiscal period ended September 30, 2018, the Adviser received from the Fund administrative fees of $293,206. For the Fund’s fiscal year ended September 30, 2019, the Adviser received from the Fund administrative fees of $607,289.

Sub-Administration Agreement and Fund Accounting Servicing Agreement. Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS” or the “Sub-Administrator”) 1201 South Alma Road, Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to a fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the fund accountant for the Fund. USBFS provides certain accounting services to the Fund including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.

Pursuant to the Sub-Administration Agreement and Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives from the Adviser, as administrator to the Fund, an annual fee based upon the average net assets for the Brookfield fund complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Brookfield fund complex of $534,000. USBFS also is entitled to certain related fees, including out-of-pocket expenses. The Fund entered the Sub-Administration Agreement and Fund Accounting Services Agreement on April 6, 2018.

Investor Support Services. From inception of the Fund until the close of business on February 2, 2018, HRC Portfolio Solutions provided investor relations support services in connection with the on-going operation of the Fund pursuant to a fund support services agreement. Following the close of business on February 2, 2018, Brookfield acquired certain assets of HRC fund Associates, LLC and HRC Portfolio Solutions, LLC (the “HRC Asset Acquisition”). Upon the closing of the HRC Asset Acquisition, the Adviser began providing such support services pursuant to a new fund support services agreement (the “Fund Support Services Agreement”). Such services included providing assistance with communicating with and responding to inquiries from professional financial intermediaries, communicating with the NYSE specialist for the Common Shares and with the closed-end fund analyst community regarding the Fund, assisting with the formatting, development and maintenance of the Fund’s website, assisting with administrative and accounting issues with respect to the Fund and assisting in investor communications for the Fund. Pursuant to the Fund Support Services Agreement, the Fund paid a monthly fee at an annual rate of 0.10% of the Fund’s average daily net assets for each month during which the Fund’s average daily net assets are $500 million or less and 0.15% of the Fund’s average daily net assets for each month during which the Fund’s average daily net assets are more than $500 million. The Fund Support Services Agreement was terminated effective April 6, 2018. For the fiscal year ended November 30, 2017, HRC Portfolio Solutions received from the Fund support services fees of $249,587. For the Fund’s fiscal period ended September 30, 2018, the Adviser received from the Fund fund’s support servicing fees of $88,966.

Portfolio Management

The Adviser’s personnel with the most significant responsibility for the day-to-day management of the Fund’s portfolio are Dan C. Tutcher, Robert T. Chisholm and Jeff A. Jorgensen.

Other Accounts Managed by the Portfolio Managers.

As of September 30, 2019, Dan C. Tutcher managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$2.83 billion	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	5	$55 million	1	$44 million
Other Accounts	0	0	0	0

As of September 30, 2019, Robert T. Chisholm managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$2.83 billion	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	5	$55 million	1	$44 million
Other Accounts	795	$752 million	0	0

As of September 30, 2019, Jeff A. Jorgensen managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$2.83 billion	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	5	$55 million	1	$44 million
Other Accounts	795	$752 million	0	0

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of limited time and attention. As indicated above, each portfolio manager manages multiple accounts. As a result, a portfolio manager will not be able to devote all of his time to management of the Fund. A portfolio manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for the Fund as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of limited investment opportunities. As indicated above, each portfolio manager manages accounts with investment strategies and/or policies that are similar to the Fund. If a portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of differing strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, a portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser and its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser and its affiliates, or other accounts.

Selection of broker/dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. A portfolio manager also may be motivated to favor accounts in which he has investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. For example, as reflected above, if a portfolio manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. A portfolio manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

Certain Business Relationships. Dan C. Tutcher, a Portfolio Manager of the Fund, presently serves on the board of Enbridge, Inc. (NYSE: ENB). As of the date of this Prospectus, Enbridge Inc. is the parent company of Spectra Energy Corp (NYSE:SE) and DCP Midstream Partners (NYSE: DCP) (collectively, the “Enbridge Companies”). As a board member, Mr. Tutcher attends quarterly board meetings for Enbridge, Inc. The Fund may from time to time invest in Enbridge Companies. In connection with any such investments, the Adviser has adopted policies and procedures that are designed to address potential conflicts of interest that may arise in connection with Mr. Tutcher’s service as a director of Enbridge Inc. Specifically, these policies and procedures, among other things; (i) establish information barriers designed to restrict Mr. Tutcher from sharing information regarding Enbridge Companies with other investment professionals of the Adviser, (ii) require Mr. Tutcher to recuse himself from any discussions by the Adviser’s Investment Committee involving Enbridge Companies and (iii) require that all trading decisions involving Enbridge Companies be made by other Portfolio Managers, without any input from Mr. Tutcher. While these policies and procedures are designed to allow the Fund to invest in Enbridge Companies, the policies and procedures may require the Adviser to restrict trading in Enbridge Companies from time to time, which may prevent the Fund from acquiring or disposing of securities of Enbridge Companies at a favorable time. In addition, as a result of these policies and procedures, the Fund will not benefit from Mr. Tutcher’s experience and expertise with respect to investments in Enbridge Companies.

Portfolio Manager Compensation. The portfolio managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the portfolio managers and other investment professionals has four primary components:

•	A base salary;

•	An annual cash bonus;

•	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

•	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by Brookfield.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Each portfolio manager was compensated for the sale of his equity interests in Center Coast to Brookfield, and may receive additional contingent payments to be paid within the first five years following the closing of the transaction calculated based, in part, on the assets under management of the business and subject to certain conditions.

Securities Ownership of the Portfolio Managers. As of September 30, 2019, the dollar range of equity securities of the Fund beneficially owned by each portfolio manager is shown below:

Dan C. Tutcher: $1,000,001-$10,000,000

Robert T. Chisholm: $10,001-$50,000

Jeff A. Jorgensen: $10,001-$50,000

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

Commissions Paid. Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last fiscal period. The Fund paid approximately the following commissions to brokers during the fiscal periods shown:

Fiscal Period Ended	All Brokers	Affiliated Brokers
September 30, 2019	$541,334	$0
September 30, 2018*	$193,902	$0
November 30, 2017	$154,988	$0
Fiscal Period Ended September 30, 2019 Percentages:
Percentage of aggregate brokerage commissions paid to affiliated broker		0%
Percentage of aggregate dollar amount of transactions involving the payment of commissions effected through affiliated broker		0%

*	The Fund changed its fiscal year end from November 30 to September 30. Amounts shown are for the ten month period ended from December 1, 2017 to September 30, 2018.

During the fiscal period ended September 30, 2019, the Fund paid $541,334 in brokerage commissions on transactions totaling $522,294,971 to brokers selected primarily on the basis of research services provided to the Adviser.

TAXATION

This section and the discussion in the Prospectus (see “Taxation”) provide a summary of the U.S. federal income tax considerations generally applicable to investors that acquire Common Shares or Preferred Shares and that hold such Common Shares or Preferred Shares as capital assets (generally, for investment). For purposes of this discussion under “TAXATION,” Common Shares and Preferred Shares are collectively referred to as the “Shares.” The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to the Fund, or which may be important to particular shareholders in light of their individual investment circumstances or to shareholders subject to special tax rules, such as shareholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding Shares in connection with a hedging, straddle, conversion or other integrated transaction, persons with a functional currency other than the U.S. dollar, or shareholders who contribute assets other than cash to the Fund in exchange for Shares, and, except as otherwise explicitly provided below, non U.S. investors. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors must consult their tax advisers as to the U.S. federal income tax consequences of acquiring, holding and disposing of Shares, as well as the effects of state, local and non-U.S. tax laws.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Shares should consult their tax advisers.

The Fund

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at regular corporate rates. In addition, as a regular corporation, the Fund is subject to state income taxation by reason of its investments in equity securities of MLPs. Therefore, the Fund may have state income tax liabilities (or benefits) in multiple states, which will reduce the Fund’s cash available to make distributions on the Shares. The extent to which the Fund is required to pay U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on the Shares. The Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs. In addition, because the Fund is a corporation, it is not eligible for the 20% deduction for “qualified business income” available for certain income attributable to some investments in MLPs.

Certain Fund Investments

MLP Equity Securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. The Code generally requires all publicly-traded partnerships, such as MLPs, to be treated as corporations for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. If, however, an MLP satisfies certain requirements, the MLP will be treated as a partnership for U.S. federal income tax purposes. Unlike a corporation, a partnership generally pays no U.S. federal income tax at the partnership entity level. A partnership’s net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner pays tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are generally, subject to limitations, passed through to the partners as well. Partnership income is thus said to be taxed only at one level - at the partner level.

In order to be treated as a partnership for U.S. federal income tax purposes, an MLP is required to receive 90 percent of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses. The Fund generally intends to invest in MLPs that are treated as partnerships for U.S. federal income tax purposes, and references to MLPs in this discussion include only MLPs that are so treated.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is not itself taxable (since income of the MLP is taxable to its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as gain to the extent the distribution exceeds the investor’s basis (see description below as to how an MLP investor’s basis is calculated) in the MLP.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If the amount of taxable income allocable to limited partners or members by the MLPs in which the Fund invests is larger than expected, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at regular corporate rates, regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.

Any capital losses that the Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried back for a period of three taxable years and carried forward for a period of five taxable years. Because (i) the period for which capital losses may be carried back is limited to three taxable years and carried forward is limited to five taxable years and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

Other Investments. The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving the corresponding amount of cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Shareholders will not be entitled to claim credits or deductions on their tax returns for foreign taxes paid by the Fund.

U.S. Shareholders

Distributions. Distributions by the Fund of cash or property in respect of the Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of the Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Shares (reducing the tax basis in the Shares accordingly), and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Shares for more than one year. In determining the extent to which a distribution will be treated as being made from our earnings and profits, our earnings and profits will be allocated on a pro rata basis first to distributions with respect to our Preferred Shares, and then to our Shares.

The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income. Based upon the Fund’s review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s current and accumulated earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the Shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the Fund will invest a substantial portion of its Managed Assets in energy-related MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

Sales of Shares. Upon the sale, exchange or other taxable disposition of Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the Shares. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder’s adjusted tax basis in its Shares may be less than the price paid for the Shares as a result of distributions by the Fund made on the Shares in excess of the Fund’s earnings and profits (i.e., returns of capital).

Net Investment Income Tax. Certain U.S. Shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% federal tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gain from the sale or other disposition of the Fund’s Shares.

UBTI. An investment in Shares will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the Shares. A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the Shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

Non-U.S. Shareholders

The following discussion is a summary of certain U.S. federal income tax consequences that will apply to Non-U.S. Shareholders. Special rules may apply to certain Non-U.S. Shareholders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Such Non-U.S. Shareholders should consult their tax advisers to determine the United States federal, state, local and other tax consequences that may be relevant to them.

Distributions. The gross amount of distributions by the Fund in respect of Shares will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Dividends paid to a Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a Non-U.S. Shareholder within the United States (and, if required by an applicable income tax treaty, that are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on a Form W-8ECI) are satisfied. Instead, such dividends are subject to U.S. federal income tax on a net income basis in the same manner as if the Non-U.S. Shareholder were a “United States person” as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A Non-U.S. Shareholder who wishes to claim the benefits of an applicable income tax treaty for dividends will be required (a) to complete Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a “United States person” as defined under the Code and is eligible for treaty benefits or (b) if Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations.

A Non-U.S. Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the Shares (reducing the tax basis in the Shares accordingly), and thereafter as capital gain. Capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to U.S. federal income tax, except as described below under the caption “—Sales of Shares.”

Sales of Shares. A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on any gain realized on the disposition of Shares unless:

•

the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the Non-U.S. Shareholder);

•	the Non-U.S. Shareholder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•

the Fund is or has been a “United States real property holding corporation,” as described below (a “USRPHC”), at any time within the shorter of the five-year period ending on the date the Shares are sold or the period that such Non-U.S. Shareholder held the Shares. However, even if the Fund is a USRPHC during such period, a Non-U.S. Shareholder will not be subject to U.S. federal income tax on a disposition of Shares under the rule referred to in this bullet so long as (i) the Non-U.S. Shareholder did not own (directly, indirectly, or constructively) more than 5% of the Shares at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Shareholder held Shares, and (ii) the shares disposed of are treated as regularly traded on an established securities market. If the exception described in the preceding sentence were not satisfied, a Non-U.S. Shareholder would generally be subject to U.S. federal income tax on a disposition of Shares as if the gain were effectively connected with the conduct of the Non-U.S. Shareholder’s trade or business in the United States, as discussed below (except that the branch profits tax described below would not apply). In addition, if we are a USRPHC and Shares are not treated as regularly traded on an established securities market, a buyer of such shares from a Non-U.S. Shareholder generally would be required to withhold tax in an amount equal to 15% of the amount realized by the Non-U.S. Shareholder on the sale or other taxable disposition of the shares. The Fund believes the Shares qualify as being regularly traded on an established securities market. The rules regarding USRPHCs are complex, and Non-U.S. Shareholders are urged to consult with their tax advisers on the application of these rules based on their particular circumstances.

Gain or loss that is effectively connected with a Non-U.S. Shareholder’s conduct of a trade or business within the United States (and, if required by an applicable tax treaty, that is attributable to a U.S. permanent establishment of such Non-U.S. Shareholder) will generally be subject to U.S. federal income tax on a net income basis in the same manner as if the Non-U.S. Shareholder were a “United States person” as defined under the Code. In the case of a Non-U.S. Shareholder that is a foreign corporation, such gain may also be subject to an additional branch profits tax at a rate of 30% (or a lower applicable treaty rate). If a Non-U.S. Shareholder is an individual that is present in the United States for 183 or more days in the taxable year of disposition and certain other requirements are met, the Non-U.S. Shareholder generally will be subject to a flat income tax at a rate of 30% (or lower applicable treaty rate) on any capital gain recognized on the disposition of Shares, which may be offset by certain U.S. source capital losses.

Generally, the Fund will be a USRPHC if the fair market value of its “United States real property interests,” as defined in the Code and applicable Treasury Regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund has not made a determination as to whether it is currently a USRPHC. Non-U.S. Shareholders should consult their tax advisers concerning our status as a USRPHC and the tax considerations relevant to the disposition of shares in a USRPHC.

Additional Withholding Requirements. Under Sections 1471 through 1474 of the Code, the relevant withholding agent may be required to withhold 30% of any dividends to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners (as defined in the Code) or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements. Non-U.S. Shareholders should consult their tax advisers regarding these additional withholding requirements.

GENERAL INFORMATION

Additional Information

The Prospectus and this SAI constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. The Prospectus and this SAI omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Securities offered hereby. Any statements contained in the

Prospectus and herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Principal Shareholders

As of the date of this SAI, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund, except as follows:

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Portfolios L.P.(1) First Trust Advisers L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	2,308,043	8.25%
Fidelity & Guaranty Life Insurance Company 1001 Fleet Street, 6th Floor Baltimore, MD 21202	Series A Shares	400	20.00%
Knights of Columbus One Columbus Plaza New Haven, CT 06510-3326	Series A Shares	1,200	60.00%
Life Insurance Company Of The Southwest(2) One National Life Insurance Company Montpelier, VT 05604	Series A Shares	360	18.00%

(1)	Based on information obtained from a Schedule 13G/A filed with the SEC on January 28, 2019.

(2)	Based on information obtained from a Schedule 13G filed with the SEC on October 17, 2016.

Counsel and Independent Registered Public Accounting Firm

Paul Hastings LLP, New York, New York, serves as counsel to the Fund.

[                                 ] serves as the independent registered public accounting firm of the Fund and is expected to audit the financial statements of the Fund annually. [                                ] is located at [                                                                         ]. The Fund’s audited financial statements incorporated by reference in this SAI and the report of [                                ] thereon, have been incorporated by reference in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Proxy Voting Policy and Procedures and Proxy Voting Record

The information below provides a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict of interest.

Proxy Voting Responsibility. The Adviser has adopted policies and procedures for the voting of proxies relating to portfolio securities for the client accounts over which it has been delegated and/or granted proxy voting authority, including the Fund (the “Policies”). The Policies, which have been adopted by the Board on behalf of the Fund, enable the Fund to vote proxies in a manner consistent with the best interests of the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all proxies in accordance with the Policies. The Proxy Voting Committee meets regularly with representatives of the Legal, Compliance, Operations and Investment teams.

The Proxy Voting Committee has engaged the services of a third-party proxy voting agent to act as agent to vote proxies, and oversees such third-party proxy voting agent’s compliance with the Policies, including any deviations by the proxy voting agent from the third-party proxy voting guidelines (the “Guidelines”). Under the Policies, the Adviser has adopted the Guidelines as the basis for how proxy proposals are evaluated and voted upon.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, the Adviser, in consultation with the Proxy Voting Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

Case-By-Case Voting Matters. Under the Guidelines, certain voting matters are determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the third-party proxy voting agent, or other sources. The Proxy Voting Committee may propose to deviate from the Guidelines or guidance or recommendations from the third-party proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Conflicts of Interest. Members of the Proxy Voting Committee will seek to resolve any conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidance or recommendations of the third-party proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interests of the Adviser, and the conflict is known to the Proxy Voting Committee, the Committee may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct the Adviser to abstain from voting because voting on the proposal is impracticable and/or is outweighed by the cost of voting.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to the Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The third-party proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available: (i) without charge, upon request, by calling toll-free at 1-855-777-8001; and (ii) on the SEC’s website at http://www.sec.gov.

Board Reporting. The Fund’s Chief Compliance Officer will provide a summary report of proxy voting matters at each quarterly meeting of the Board, which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

Code of Ethics

The Fund and the Adviser each have adopted a code of ethics. Each code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Adviser and their affiliates, as applicable. The code of ethics of the Fund and the Adviser is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference

Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics of the Fund and the Adviser is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS

The Fund’s audited financial statements appearing in the Fund’s annual report to shareholders for the fiscal period ended September 30, 2019, including accompanying notes thereto and the report of [                                ] thereon, as contained in the Fund’s Form N-CSR filed with the SEC on December 6, 2019, are incorporated by reference in this Statement of Additional Information. Shareholder reports are available upon request and without charge by calling (855) 777-8001 or by writing to the Fund at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. All other portions of the Fund’s annual and semi-report to shareholders are not incorporated herein by reference and are not part of the Fund’s registration statement, this SAI, the Prospectus or any Prospectus Supplement.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s

A brief description of the applicable Standard & Poor’s rating symbols and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Ratings Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment — the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	Nature and provisions of the financial obligation, and the promise we impute; and

•

Protection afforded by, and relative position of, the obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+)(+) or minus (-) sign to show relative standing within the major rating categories.

A-2

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

A-3

Moody’s Investors Service Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-4

Global Short-Term Rating Scale

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-5

PART C

OTHER INFORMATION

Item 25.	Financial Statements And Exhibits

(1)	Financial Statements

Incorporated by reference in the Statement of Additional Information included herein are the Registrant’s audited financial statements for the fiscal period ended September 30, 2019, notes to such financial statements and the report of independent registered public accounting firm thereon, as contained in the Registrant’s Form N-CSR filed with the Securities and Exchange Commission on December 6, 2019.

(2)	Exhibits

(a)(i)	Amended and Restated Agreement and Declaration of Trust of Registrant(1)

(a)(ii)	Statement of Preferences, dated September 22, 2016, relating to Series A Mandatory Redeemable Preferred Shares(6)

(a)(iii)	Amendment to the Amended and Restated Agreement and Declaration of Trust of Registrant(10)

(b)(i)	By-Laws of Registrant(1)

(b)(ii)	Amendment to the By-Laws of Registrant(10)

(c)	Not applicable

(d)(i)	Form of Subscription Certificate for Rights Offering Common Shares(+)

(d)(ii)	Form of Subscription Certificate for Rights Offering Preferred Shares(+)

(d)(iii)	Form of Share Certificate, relating to Series A Mandatory Redeemable Preferred Shares(6)

(e)	Dividend Reinvestment Plan of Registrant(3)

(f)	Not applicable

(g)	Investment Advisory Agreement between Registrant and Brookfield Public Securities Group LLC (the “Adviser”)(7)

(h)	Underwriting and/or Sales Agreement(+)

(i)	Not applicable

(j)	Custody Agreement between Registrant and U.S. Bank National Association, as custodian(8)

(k)(i)	Transfer Agency and Registrar Services Agreement between Registrant and by American Stock Transfer & Trust Company, LLC as transfer agent(2)

(k)(ii)	Administration Agreement between Registrant and the Adviser, as administrator(8)

(k)(iii)	Sub-Administration Agreement between Registrant and U.S. Bancorp Fund Services, LLC(8)

(k)(iv)(1)	Committed Facility Agreement between Registrant and BNPP(3)

(k)(iv)(2)	Amendment No. 1 to Committed Facility Agreement between Registrant and BNPP(3)

(k)(iv)(3)	Amendment No. 2 to Committed Facility Agreement between Registrant and BNPP(3)

(k)(iv)(4)	Amendment No. 3 to Committed Facility Agreement between Registrant and BNPP(3)

(k)(iv)(5)	Amendment No. 4 to Committed Facility Agreement between Registrant and BNPP(4)

(k)(iv)(6)	Amendment No. 5 to Committed Facility Agreement between Registrant and BNPP(4)

(k)(iv)(7)	Amendment No. 6 to Committed Facility Agreement between Registrant and BNPP(4)

(k)(iv)(8)	Ratings Reset Amendment to Committed Facility Agreement between Registrant and BNPP(12)
(k)(iv)(9)	Amendment No. 7 to the Committed Facility Agreement between Registrant and BNPP(5)
(k)(iv)(10)	Amendment No. 8 to the Committed Facility Agreement between Registrant and BNPP(5)
(k)(iv)(11)	Amendment No. 9 to the Committed Facility Agreement between Registrant and BNPP(12)

(k)(v)	Account Agreement between Registrant and BNPP(3)

(k)(vi)(1)	Special Custody and Pledge Agreement among Registrant, BNPP and U.S. Bank National Association(8)

(k)(vi)(2)	Amendment to Special Custody and Pledge Agreement(12)
(k)(vii)	Securities Purchase Agreement, dated September 22, 2016, relating to Series A Mandatory Redeemable Preferred Shares(6)

(k)(viii)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC(8)

(l)(1)	Consent of Paul Hastings(*)
(l)(ii)	Opinion and Consent of Local Counsel(+)

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm(+)

(o)	Not applicable

(p)	Initial Subscription Agreement(1)

(q)	Not applicable

(r)	Code of Ethics of the Registrant and the Adviser(7)

(s)	Power of Attorney(*)

(z)(i)	Form of Prospectus Supplement for Offering of Common Shares(*)

(z)(ii)	Form of Prospectus Supplement for Offering of Preferred Shares(*)

(z)(iii)	Form of Prospectus Supplement for Rights Offering Common Shares(*)

(z)(iv)	Form of Prospectus Supplement for Rights Offering Preferred Shares(*)

(*)	Filed herewith.

(+)	To be filed by Amendment.

(1)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed on August 27, 2013 (File Nos. 333-188550 and 811-22843).

(2)	Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, filed on September 24, 2013 (File Nos. 333-188550 and 811-22843).

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on December 8, 2014 (File Nos. 333-200802 and 811-22843).

(4)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed on February 11, 2016 (File Nos. 333-200802 and 811-22843).

(5)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed on May 27, 2016 (File Nos. 333-210697 and 811-22843).

(6)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed on February 10, 2017 (File Nos. 333-210697 and 811-22843).

(7)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, filed on February 16, 2018 (File Nos. 333-210697 and 811-22843).

(8)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2, filed on April 24, 2018 (File Nos. 333-210697 and 811-22843).

(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on February 7, 2019 (File Nos. 333-229567 and 811-22843).

(10)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on March 19, 2019 (File Nos. 333-229567 and 811-22843).
(11)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed on August 5, 2019 (File Nos. 333-229567 and 811-22843).
(12)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on December 9, 2019 (File Nos. 333-229567 and 811-22843).

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in Part A of this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any. Reference is also made to the Dealer Manager Agreement, Underwriting Agreement, Sales Agreement and/or Distribution Agreement incorporated herein by reference, filed herewith or to be filed by further amendment pursuant to Item 25(2)(h) above.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Legal Fees	$250,000
Printing Expenses	$65,000
Marketing Expenses	$25,000
NYSE Listing Fees	$60,000
SEC Registration Fees	$18,180
FINRA Fees	$23,000
Accounting Fees	$20,000
Miscellaneous	$150,000
Total	$611,180

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Title Class	Number of Record Shareholders as of December 3, 2019

Common shares of beneficial interest, par value $0.01 per share	2
Series A Mandatory Redeemable Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share	4

Item 30.	Indemnification

Reference is made to the Dealer Manager Agreement, Underwriting Agreement, Sales Agreement and/or Distribution Agreement incorporated herein by reference, filed herewith or to be filed by further amendment.

Reference is made to Section 10 of the Investment Advisory Agreement, incorporated by reference herein. See Item 25 above.

Item 31.	Business and Other Connections of the Adviser

The Adviser, a Delaware limited liability company, acts as investment Adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940, as amended (Commission File No. 801-34605).

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act relating to the Registrant are maintained at the following offices:

1.	Brookfield Public Securities Group LLC

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

2.	American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

3.	U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

4.	U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

5.	U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.

Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; and

(4)

if (i) it determines to conduct one or more offerings of the Fund’s common shares (including rights to purchase its common shares) at a price below its net asset value per common share at the date the offering is commenced, and (ii) such offering or offerings will result in greater than a 15% dilution to the Fund’s net asset value per common share; however, if the Registrant files a new reviewable post-effective amendment, the threshold would be reset.

(b) that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)

the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Registrant undertakes:

(a) that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b) that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.

Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City New York, State of New York, on the 27th day of December, 2019.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

By:	/s/ Brian F. Hurley
Brian F. Hurley
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Brian F. Hurley
Brian F. Hurley	President (Principal Executive Officer)	December 27, 2019

/s/ Angela W. Ghantous
Angela W. Ghantous	Treasurer (Principal Financial Officer)	December 27, 2019

*
Heather A. Goldman	Trustee	December 27, 2019

*
Edward A. Kuczmarski	Trustee	December 27, 2019

*
Stuart A. McFarland	Trustee	December 27, 2019

*
Louis P. Salvatore	Trustee	December 27, 2019

*
David Levi	Trustee	December 27, 2019

/s/ Brian F. Hurley
Brian F. Hurley	Attorney-in-Fact	December 27, 2019

*	Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit	Caption

(l)(i)	Consent of Paul Hastings LLP
(s)	Power of Attorney
(z)(1)	Form of Prospectus Supplement for Offering of Common Shares
(z)(2)	Form of Prospectus Supplement for Offering of Preferred Shares
(z)(3)	Form of Prospectus Supplement for Rights Offering Common Shares
(z)(4)	Form of Prospectus Supplement for Rights Offering Preferred Shares